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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Soliciting Material under §240.14a-12

ZaZa Energy Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ZaZa Energy Corporation
1301 McKinney Street
Suite 2800
Houston, Texas 77010

April 17, 2014

To Our Stockholders:

        You are cordially invited to attend the 2014 Annual Meeting of Stockholders of ZaZa Energy Corporation (the "Company") to be held on May 15, 2014 commencing at 11:00 a.m. local time at the Hilton Americas Hotel located at 1600 Lamar Street, Skyline Conference Room, Houston, Texas 77010. Proxy materials, which include a Notice of the Meeting, proxy statement and proxy card, are enclosed with this letter. The attached proxy statement is first being mailed to stockholders of ZaZa Energy Corporation on or about April 21, 2014. We have also enclosed our 2013 Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

        Our board of directors has called this Annual Meeting for you to consider and act upon:

  (1)
  The election of six directors nominated to our board of directors to serve until the next Annual Meeting of Stockholders;

  (2)
  An amendment (the "Plan Amendment") to the ZaZa Corporation Long-Term Incentive Plan (the "Plan"), including increasing the available shares of our common stock, par value $0.01 per share ("common shares"), for issuance under the Plan by 12,000,000 common shares;

  (3)
  A proposal to extend the discretionary authority of our board of directors to amend the Company's restated certificate of incorporation to effect a reverse split of our common stock (the "Reverse Split");

  (4)
  The ratification of the appointment of our selection of Ernst & Young LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014; and

  (5)
  To transact any other business as may properly come before the Annual Meeting or any adjournment thereof, including, without limitation, the adjournment of the annual meeting in order to solicit additional votes from stockholders in favor of adopting the foregoing proposals.

        Our current board of directors unanimously recommends that you approve the election of the individuals nominated to our board of directors; approve the Plan Amendment; approve the Reverse Split; and ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm.

        Your vote is important to us and our business.    Even if you plan to attend the meeting, you are requested to sign, date and return the proxy card in the enclosed envelope. If you attend the meeting after having returned the enclosed proxy card, you may revoke your proxy, if you wish, and vote in person. A proxy may also be revoked at any time before it is exercised by giving written notice to, or filing a duly exercised proxy bearing a later date with, our Secretary. If you would like to attend and your stock is not registered in your own name, please ask the broker, trust, bank or other nominee that holds the stock to provide you with evidence of your stock ownership.

        We look forward to seeing you at the meeting.

Sincerely,
Todd A. Brooks President and Chief Executive Officer ZaZa Energy Corporation

ZaZa Energy Corporation
1301 McKinney Street
Suite 2800
Houston, Texas 77010

NOTICE OF THE 2014
ANNUAL MEETING OF STOCKHOLDERS

        The Annual Meeting of the Stockholders of ZaZa Energy Corporation, or the Company, will be held on May 15, 2014, at 11:00 a.m. local time at the Hilton Americas Hotel located at 1600 Lamar Street, Skyline Conference Room, Houston, Texas 77010 for the following purposes:

  1.
  To elect six directors to our board of directors, each to serve until the next Annual Meeting of Stockholders;

  2.
  An amendment (the "Plan Amendment") to the ZaZa Corporation Long-Term Incentive Plan (the "Plan"), including increasing the available shares of our common stock, par value $0.01 per share ("common shares"), for issuance under the Plan by 12,000,000 common shares;

  3.
  A proposal to extend the discretionary authority of our board of directors to amend the Company's restated certificate of incorporation to effect a reverse split of our common stock (the "Reverse Split");

  4.
  To ratify the appointment of Ernst & Young LLP as independent registered public accountants of the Company for the fiscal year ending December 31, 2014; and

  5.
  To transact any other business as may properly come before the Annual Meeting or any adjournment thereof, including, without limitation, the adjournment of the annual meeting in order to solicit additional votes from stockholders in favor of adopting the foregoing proposals.

        Only stockholders of record at the close of business on March 21, 2014, are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. A list of such stockholders will be open to examination, during regular business hours, by any stockholder for at least ten days prior to the Annual Meeting at the Company at 1301 McKinney Street, Suite 2800, Houston, Texas 77010 and during the Annual Meeting at the Hilton Americas Hotel at 1600 Lamar Street, Skyline Conference Room, Houston, Texas 77010. Stockholders holding at least one-third of the outstanding shares of our common stock are required to be present or represented by proxy at the meeting to constitute a quorum.

YOUR VOTE IS IMPORTANT

        Your broker cannot vote your common shares on your behalf until it receives your voting instructions. If you prefer, you may vote by mail by completing your proxy card and returning it in the enclosed postage-paid envelope. If you do attend the meeting and prefer to vote in person, you may do so.

By Order of the Board of Directors,
Todd A. Brooks President and Chief Executive Officer ZaZa Energy Corporation

Houston, Texas
April 17, 2014

Proxy Statement for the
Annual Meeting of Stockholders of
ZAZA ENERGY CORPORATION
To Be Held on May 15, 2014

ZaZa Energy Corporation
1301 McKinney Street
Suite 2800
Houston, Texas 77010

PROXY STATEMENT
FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 15, 2014

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

The Annual Meeting

Definitions:

        Unless otherwise indicated, the terms "Company," "ZaZa," "we," "our," and "us" are used in this proxy statement to refer to ZaZa Energy Corporation together with its wholly owned subsidiaries. The terms "board" and "board of directors" refer to our board of directors. The term "common shares" refers to our shares of common stock, par value $0.01 per share.

What is a proxy statement and why is it important?

        We hold a meeting of stockholders annually. This year's meeting will be held on May 15, 2014. Our board of directors is seeking your proxy to vote at the 2014 Annual Meeting of Stockholders ("Annual Meeting"). This proxy statement contains important information about the Company and each of the matters to be voted on at the meeting. We are first mailing this proxy statement to stockholders on or about April 21, 2014. Please read these materials carefully so that you have the information you need to make informed decisions.

        You do not need to attend the Annual Meeting to vote. Instead, you may simply complete, sign and return the enclosed proxy card.

When and where is the Annual Meeting?

        The 2014 Annual Meeting of Stockholders of ZaZa Energy Corporation will be held on May 15, 2014, at 11:00 a.m., local time, at the Hilton Americas Hotel located at 1600 Lamar Street, Skyline Conference Room, Houston, Texas 77010.

What am I being asked to vote upon?

        You are being asked to (1) approve the election of the directors nominated to our board of directors to serve until the next Annual Meeting of Stockholders; (2) approve an amendment (the "Plan Amendment") to the ZaZa Corporation Long-Term Incentive Plan (the "Plan"), including a provision to increase the number of common shares available for issuance under the Plan by 12 million common shares; (3) approve a proposal to extend the discretionary authority of our board of directors to amend the Company's restated certificate of incorporation to effect a reverse split of our common stock (the "Reverse Split"); (4) ratify the appointment of the firm of Ernst & Young LLP as independent registered public accountants of the Company for the fiscal year ending December 31, 2014; and (5) consider and vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Voting and Proxy Procedures

Who may vote at the Annual Meeting?

        Only stockholders of record at the close of business on March 21, 2014, the record date for the Annual Meeting, are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the common shares that you held on that date at the Annual Meeting, or any postponements or adjournments of the Annual Meeting.

What are the voting rights of the holders of common shares?

        Each common share is entitled to one vote on all matters. Your proxy card indicates the number of common shares that you owned as of the record date.

Who is soliciting my proxy?

        Our board of directors on behalf of the Company is soliciting proxies to be voted at the Annual Meeting.

What different methods can I use to vote?

        Stockholders of record can vote by proxy in three ways:

  •
  by Internet at www.proxyvote.com;

  •
  by telephone by calling 1-800-690-6903; or

  •
  by mail.

        If you want to vote by mail, please complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Voting in advance will not affect your right to attend the Annual Meeting and vote in person.

        If you properly follow the instructions above in time to vote, your "proxy" (Todd A. Brooks, Ian H. Fay or Scott Gaille are the individuals named as proxies on your proxy card) will vote your shares as you have directed. Unless otherwise directed by you, your proxy will vote your shares:

  •
  FOR the election of the six director nominees proposed by our board of directors;

  •
  FOR the Plan Amendment;

  •
  FOR the Reverse Split; and

  •
  FOR the ratification of the appointment of Ernst & Young LLP as our independent registered accounting firm.

        If any other matter is presented, it is the intention of the persons named in the enclosed proxy card to vote proxies held by them in accordance with their best judgment. At the time this proxy statement was first mailed to stockholders, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

        If you are the beneficial owner but not the holder of record, of common shares, you should refer to the voter instruction form or other instructions provided by your broker or nominee for further information on voting your common shares. The availability of telephone or Internet voting depends on the voting process used by the broker or nominee that holds your common shares.

        All stockholders of record may also vote in person at the Annual Meeting. If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on the record date.

How may I revoke my signed proxy card?

        You may revoke your proxy card or change your vote at any time before your proxy is voted at the Annual Meeting. You can do this in one of three ways:

  •
  You can send a written notice in advance of the meeting to our Secretary at 1301 McKinney Street, Suite 2800, Houston, Texas 77010, stating that you would like to revoke your proxy.

  •
  You can complete and submit a later-dated proxy card.

  •
  You can attend the Annual Meeting and vote in person. Your attendance at the Annual Meeting will not alone revoke your proxy unless you vote at the meeting as described below.

  •
  If you have instructed a broker to vote your common shares, you must follow directions received from your broker to change those instructions.

What does it mean if I get more than one proxy card?

        It indicates that your common shares are held in more than one account, such as two brokerage accounts registered in different names. You should complete each of the proxy cards to ensure that all of your shares are voted.

        We encourage you to register all of your brokerage accounts in the same name and address for better service. You should contact your broker, bank or nominee for more information. Additionally, our transfer agent, American Stock Transfer & Trust Company, LLC, can assist you if you want to consolidate multiple accounts registered in your name by contacting our transfer agent at 6201 15th Avenue, Brooklyn, New York 11219, Telephone: (800) 937-8200.

Quorum and Required Votes

How many votes are needed to hold the meeting?

        At least one-third of the outstanding common shares as of the record date must be represented at the meeting in order to hold the meeting and conduct business. This is called a quorum. As of March 21, 2014, the record date, there were 107,589,041 common shares outstanding held by approximately 124 holders of record. Stockholders are entitled to one vote, exercisable in person or by proxy, for each common share held by such stockholder on the record date. Our bylaws do not provide for cumulative voting.

        Common shares are counted as present at the Annual Meeting if:

  •
  the stockholder is present and votes in person at the meeting,

  •
  the stockholder has properly submitted a proxy card, or

  •
  under certain circumstances, the stockholder's broker votes the common shares.

 Who will count the vote?

        Representatives of American Stock Transfer & Trust Company, N.A., our transfer agent, will tabulate the votes.

How many votes are required to approve the proposals?

        The affirmative vote of holders of at least a plurality of the common shares entitled to vote who are present, in person or by proxy, is required to elect directors.

        The affirmative vote of holders of a majority of the common shares entitled to vote and present in person or by proxy at the meeting is required for Proposal 2, Proposal 3 and Proposal 4.

How are abstentions and broker non-votes counted?

        The broker or nominee that holds your common shares has the authority to vote them, absent your approval, only as to "routine" matters. None of the election of directors, the vote to approve the Plan Amendment nor the extension of the power of the board to approve the Reverse Split are considered routine matters. Thus, if you do not vote on these proposals, your broker may not vote your common shares with respect to those matters and a "broker non-vote" will occur. Please be sure to give specific voting instructions to your broker.

        Abstentions and broker non-votes are included in determining whether a quorum is present.

        Abstentions and broker non-votes will not be taken into account in determining the outcome of the election of directors or the approval of the Plan Amendment.

        For the purpose of determining whether approval of the Reverse Split has received a majority vote, abstentions are included in the vote totals with the result that an abstention will have the same effect as a vote against the proposal.

        With respect to the approval of the auditors, brokers have the discretionary authority to vote on this proposal.

How are proxies solicited?

        Proxies may be solicited by mail, telephone, or other means by our officers, directors and our employees. No additional compensation will be paid to these individuals in connection with proxy solicitations. We will pay for distributing and soliciting proxies and will reimburse banks, brokers and other custodians their reasonable fees and expenses for forwarding proxy materials to stockholders.

Additional Questions and Information

        If you would like additional copies of this proxy statement (which copies will be provided to you without charge) or if you have questions, including the procedures for voting your common shares, you should contact:

ZaZa Energy Corporation
1301 McKinney, Suite 2800
Houston, Texas 77010
Attention: Scott Gaille
Chief Compliance Officer, General Counsel & Corporate Secretary

PROPOSAL 1

ELECTION OF DIRECTORS

Stockholders' Agreement

        Pursuant to the stockholders' agreement (the "Stockholders' Agreement") entered into as part of the combination (the "Combination") of ZaZa Energy, LLC ("ZaZa LLC") and Toreador Resources Corporation ("Toreador") on February 21, 2012 and our amended and restated bylaws, until February 21, 2015, our board of directors will consist of nine members, and the three former members of ZaZa LLC (the "ZaZa LLC Members") are entitled to designate a proportional number of directors to the board of directors (but not more than seven) based upon the ZaZa LLC Members' (and their permitted transferees') percentage ownership of ZaZa. Pursuant to the stockholders' agreement, for three years after closing, in connection with each annual meeting of the stockholders of ZaZa, or special meeting calling for the election of directors, the ZaZa LLC Members and their permitted transferees will have the right to nominate a number of directors of ZaZa in proportion to their percentage ownership of common shares, and a three member nominating committee, two of the members of which will be the initial Toreador designees or their successors, will nominate the remaining number of directors for election at the annual meeting. The ZaZa LLC Members agreed to vote their common shares in favor of the individuals nominated and not to vote in favor of the removal of any such individuals in accordance with the foregoing. Each of the nominees for election to the board of directors is currently a director. If elected at the annual meeting, each of the nominees will be elected to hold office for a one year term and thereafter until his successor has been elected and qualified, or until his earlier death, resignation or removal. There are currently three vacancies on the board of directors. The board of directors believes that its current composition puts the Company in a position to achieve its goals and does not currently intend to seek to fill these vacancies.

Voting

        Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the annual meeting. Common shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such common shares will be voted for the election of such substitute nominee as may be nominated by our board of directors. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve.

Recommendation and Proxies

  The board of directors recommends a vote FOR each of the nominees named below.

        The persons named in the enclosed proxy card will vote all common shares over which they have discretionary authority FOR the election of the nominees named below. Although our board of directors does not anticipate that any of the nominees will be unable to serve, if such a situation should arise prior to the meeting, the appointed persons will use their discretionary authority pursuant to the proxy and vote in accordance with their best judgment.

        Set forth below is biographical information regarding each director nominee and information regarding the specific experience, qualifications, attributes and skills that qualify the nominees to serve on the board of directors. Each of the director nominees is an existing director standing for re-election for a one-year term expiring at the 2015 Annual Meeting.

 Nominees for Election

        Todd A. Brooks, age 39. Mr. Brooks has led the Company and its predecessors for five years, serving as the Company's President & Chief Executive Officer (from July 2012), Executive Director (from February 2012) and Managing Partner of ZaZa LLC (from March 2009 to February 2012). He co-founded ZaZa LLC with personal capital contributions in 2009 and originated its first-mover strategy of identifying new unconventional shale trends. This strategy has resulted in ZaZa LLC and the Company entering into shale joint ventures with several of the largest exploration and production companies in the United States. Mr. Brooks also is the principal of Neuhaus Brooks Investments, LLC, a company focused on making energy investments in multiple geographic regions.

        Mr. Brooks graduated from Vanderbilt University in 1997 with a degree in Economics. Immediately thereafter, he earned a Doctor of Jurisprudence from South Texas College of Law in 2000. From 2000 to 2003, Mr. Brooks worked as a Production Analyst for L.J. Melody and Co., a Houston-based investment bank. Prior to founding ZaZa LLC, Mr. Brooks worked in the field as a land man for OGM Land from 2004 until 2006, where he delivered title work and negotiated oil & gas leases on behalf of OGM's clients in East Texas, Arkansas, and the Gulf Coast. In 2006, Mr. Brooks became trustee for his family's mineral trusts. Mr. Brooks brings to the board and executive team his experience of leading the Company through multiple shale JVs over the last five years and the capability to originate new ventures through an early mover strategy informed by his experience in shale play evaluations, lease acquisitions, and capital markets.

        Travis H. Burris, age 52. Mr. Burris has served as a director of ZaZa since the Combination. From April 2008 to the present, Mr. Burris has been a director of Forbes Energy Services, an oilfield services company, where he has served as a member of the Audit Committee and as the Chairman of the Compensation Committee of the board of directors. Mr. Burris also serves as the Chairman of the Board for several private companies, including: Agrow Credit Corporation, Inc., where he has been a director since 1995; Cash Box Pawn, Inc., where he has been a director since 2000; Producers Ag Finance, where he has been a director since 2001; and Resonant Finance, where he has been a director since 2007. Mr. Burris' past service on boards of director includes service as the Chairman of the Board of Falfurrias State Bank from 2001 to 2010, as a director of Mesquite Helicopter Service, Inc. from 1994 to 2008, as a director of Mesquite Aviation from 1998 to 2008, as a director of Resonant Technology since 2006, and, from 1990 to 2007, as the founder and Chairman of the Board of Alice Loan Company, a real estate development company. In addition, as a serial entrepreneur, Mr. Burris has been President, Chief Executive Officer and a director of Texas Champion Bank since 1987, Founder, and President of G. and G. Loan Company since 1991, and has significant ownership stakes in various ranching and real estate investment businesses. Mr. Burris received a Bachelor of Business Administration degree in Finance from Texas A&M University in 1983. Mr. Burris' experience as a director at numerous businesses including those in the oilfield services and banking industries provides him with valuable expertise as a director of ZaZa. Mr. Burris has been appointed by the board of directors to serve as the chairman of the Audit Committee and as the chairman of the Compensation Committee of our board of directors.

        John E. Hearn, Jr., age 55. Mr. Hearn has served as a director of ZaZa since the Combination. From 1984 until 1990, Mr. Hearn was a staff geologist and then a member of the Major Play Exploration Team with Texas Oil & Gas in Corpus Christi. Mr. Hearn founded Lara Energy Inc. in 1991. Mr. Hearn formed ZaZa LLC in 2009 with Messrs. Brooks and Kearby. Mr. Hearn managed ZaZa LLC's technical team and evaluated drilling during development for ZaZa LLC in the Eagle Ford shale. Mr. Hearn now serves as Chief Operating Officer for ZaZa. Mr. Hearn received a Bachelor of Science Degree in Geology in 1980 from the University of Houston. Mr. Hearn brings to the board of directors more than 30 years of technical background and experience in the oil and gas industry.

        Gaston L. Kearby, age 53. Mr. Kearby has served as a director of ZaZa since the Combination. Mr. Kearby founded Omega Energy Corp. in 1988 (currently named Omega Energy, LLC) and today serves as its President and Chief Executive Officer. Omega is a privately held, Corpus Christi-based oil and gas company that owns a portfolio of interests in operated and non-operated oil and gas properties in Texas and adjoining states. Mr. Kearby began his career in the oil and gas industry in 1984, buying and selling drilling pipe to oil well operators in south Texas. Over time, his business expanded to include capping, salvaging and reselling drilling pipe reclaimed from unproductive wells, as well as purchasing and operating existing wells. In 2009, Mr. Kearby founded ZaZa with Messrs. Brooks and Hearn to pursue opportunities in the emerging Eagle Ford shale and elsewhere. While Mr. Kearby's experience has been primarily focused in oil and gas operations in south Texas, his experience includes overseeing production operations spanning a large part of North America. Mr. Kearby's depth of experience in evaluating, acquiring, enhancing and operating existing production wells is valuable to the board of directors of ZaZa.

        A. Haag Sherman, age 48. Mr. Sherman has served as a director of ZaZa since his appointment on December 7, 2012. Mr. Sherman is a co-founder, partner and non-executive Vice Chairman of Salient Partners, L.P. ("Salient"), a Houston based investment firm with approximately $19.2 billion in assets and a private investor with holdings in energy services, financial services, energy and other investments. In addition, Mr. Sherman serves on the boards of directors of: Hilltop Holdings, Inc. (NYSE:HTH), a bank holding company with assets in excess of $9 billion; Salient MLP & Energy Infrastructure Fund (NYSE: SMF) and Salient Midstream & MLP Fund (NYSE: SMM), non-diversified, closed-end management investment companies investing primarily in the securities of master limited partnerships, energy infrastructure companies and midstream companies; Blue Dolphin Energy Corporation (OTCQX: BDCO), a Delaware corporation located in Houston which engages in crude oil and condensate processing, as well as the gathering and transportation and the exploration and production of oil and natural gas; and The Endowment Fund Complex, a collection of closed-end, non-diversified, management investment companies. From 2002 to 2011, Mr. Sherman held various executive positions with Salient and its affiliates, including Chief Investment Officer and Chief Executive Officer. Prior thereto, he served as an executive officer and partner of The Redstone Companies where he, among other things, managed a private equity portfolio. Mr. Sherman is an honors graduate of the University of Texas School of Law and a cum laude graduate of Baylor University. He also previously practiced corporate law at Akin, Gump, Strauss, Hauer & Feld, LLP and was an auditor at Price Waterhouse, a public accounting firm. Mr. Sherman is an attorney and certified public accountant, in each case licensed in the State of Texas.

        Herbert C. Williamson, III, age 65. Mr. Williamson has served as a director of ZaZa since the Combination and previously served as a director of Toreador from January 2006 until the Combination. He is a private investor and has significant oil and gas experience with a strong focus on international activities. From July 2001 to June 2002, he was a part-time consultant to Petrie Parkman and Company for new business development. From April 1999 through July 2001 he was a Director and Interim Chief Financial Officer of Merlon Petroleum Company. From October 1998 through April 1999 he was a Director and Chief Financial Officer of Seven Seas Petroleum. From 1995 through 1998 he was a Director in the Energy Group of Credit Suisse. From 1985 until 1995, he was Vice Chairman and Executive Vice President at Parker & Parsley Petroleum Company. Mr. Williamson was awarded an MBA degree from Harvard Business School in 1977 and a BA degree from Ohio Wesleyan University in 1970. He also serves as a director of Merlon International, a private oil and gas exploration company with primary operations in onshore Egypt, and as a director of Eagle Rock Energy Partners, LLC, a domestic U.S. midstream and upstream oil and gas company. Mr. Williamson brings to the Board of Directors extensive industry experience as an executive and a consultant with a focus on finance, investment banking and general management. Mr. Williamson has been elected as non-executive chairman of our board of directors and appointed by the board of directors to serve as the chairman of the Nominating and Corporate Governance Committee and as a member of the Audit Committee of our board of directors.

CORPORATE GOVERNANCE

Management of ZaZa Energy Corporation

        Our directors and officers manage our operations and activities. Other than through their ability to elect our directors as described below, stockholders will not be entitled to directly or indirectly participate in our management or operation.

        Our amended and restated bylaws currently provide for a board of directors containing nine members. We currently have three vacancies on our board of directors. The board of directors believes that its current composition puts the Company in a position to achieve its goals and does not currently intend to seek to fill these vacancies.

        Our stockholders are entitled to annually elect all of our directors, subject to the procedures described under "Proposal 1—Election of Directors—Board of Directors." Directors hold office until the earlier of their death, resignation, removal or disqualification or until their successors have been elected and qualified.

Meetings of the Board of Directors

        During the fiscal year ended December 31, 2013, our board of directors held 14 meetings. Each of our directors attended at least 75% of the total number of meetings of the board of directors and the total number of meetings held by all committees of the Board on which such member served. It is the policy of our board of directors to encourage directors to attend each meeting of stockholders.

Director Independence

        Our board of directors has an Audit Committee of three directors who meet the independence and experience standards established by the NASDAQ Capital Market, or NASDAQ, and the Securities Exchange Act of 1934, as amended, or Exchange Act. The Audit Committee Charter sets forth the responsibilities of the Audit Committee, which include: (i) selecting, evaluating and reviewing the independence of and approving services provided by our independent registered public accounting firm, (ii) reviewing the conduct of the audit, (iii) resolving disagreements between our management and our independent registered public accounting firm, (iv) reviewing critical accounting policies and practices and any proposed changes thereto, (v) reviewing annual reports on Form 10-K and quarterly reports on Form 10-Q prior to filing, and overseeing ZaZa's procedures with respect to press releases containing information regarding financial performance, (vi) overseeing ZaZa's internal audit function, (vii) reviewing and assessing the adequacy of ZaZa's internal control systems, (viii) reviewing and approving (if appropriate) related-party transactions, and (ix) preparing the annual Audit Committee Report.

        Three members of our board of directors serve on the Nominating and Corporate Governance Committee. The functions of the Nominating and Corporate Governance Committee include: (i) identifying and assessing persons qualified to become members of the board of directors; (ii) recommending to the board of directors a slate of director nominees for election or reelection at the annual meeting of stockholders, subject to the provisions of our stockholders' agreement; (iii) recommending to the board of directors persons to fill board of directors and committee vacancies; and (iv) developing and recommending to the board of directors a set of corporate governance principles and making other recommendations to the board of directors relative to corporate governance issues.

        Three members of our board of directors serve on the Compensation Committee. The purpose of the Compensation Committee is to assist the board of directors in discharging its responsibilities relating to executive compensation. Pursuant to its charter, the specific functions of the Compensation Committee include: (i) overseeing the compensation of our executive officers; and (ii) overseeing the administration of our compensation and benefit plans with respect to all eligible participants, including stock incentive plans and predecessor and related plans, pension, retirement and profit sharing plans, and any other plans that require or provide for approval or administration by the board of directors.

        The board annually reviews all relevant business relationships any director may have with the Company and the independence standards established by the NASDAQ. As a result of its annual review and nomination process, the board has determined that none of Messrs. Burris, Sherman and Williamson has a material relationship with the Company and, as a result, such directors are determined to be independent.

        Independent members of the board of directors serve as the members of the Audit (Messrs. Burris (chairman), Sherman and Williamson), Compensation (Messrs. Burris (chairman), Sherman and Williamson) and Nominating and Corporate Governance (Messrs. Williamson (chairman), Sherman and Burris) Committees.

        The Audit Committee met nine times, the Compensation Committee met seven times, and the Nominating and Corporate Governance Committee met five times during 2013.

Leadership Structure of the Board

        The functions performed by the chief executive officer and chairman of the board are currently performed by separate individuals. Todd A. Brooks, chief executive officer, is responsible for the development of the long-term strategies of the Company for board consideration and approval; for the implementation of such strategies; and for all aspects of managing our operations and profitability. Mr. Williamson, chairman of the board, focuses his attention on board and committee matters, including setting the board's agenda with Mr. Brooks, and is the principal liaison between the independent directors and Mr. Brooks.

        As prescribed by our amended and restated bylaws, the chairman of the board of directors has the power to preside at all meetings of the board. Mr. Williamson serves as Chairman of our board.

        The Nominating and Corporate Governance Committee believes that Mr. Williamson's extensive industry experience as an executive and consultant with a focus on finance, investment banking and general management makes him the appropriate leader of the board.

Risk Oversight

        While it is the job of management to assess and manage our risk on a day-by-day basis, the board and its Audit Committee (each where applicable) discuss the guidelines and policies that govern the process by which risk assessment and management is undertaken and evaluate reports from various functions with the management team on risk assessment and management. The board interfaces regularly with management and receives periodic reports that include updates on operational, financial, legal and risk management matters. The Audit Committee assists the board in oversight of the integrity of our financial statements and our compliance with legal and regulatory requirements including those related to the health, safety and environmental performance of the Company. The Audit Committee also reviews and assesses the performance of our internal audit function and our independent auditors. The board receives regular reports from the Audit Committee. We do not believe that the board's role in risk oversight has an effect on the board's leadership structure.

  Evaluation of Compensation Risk

        Our Compensation Committee has reviewed our employee compensation programs and overall compensation structure and internal controls. There are several design features of our compensation policy that reduce the likelihood of excessive risk-taking:

  •
  our compensation policy is designed to provide a balanced mix of cash and equity and short and long-term incentives;

  •
  the potential payouts pursuant to our annual equity incentives are subject to reasonably set maximum limits;

  •
  internal controls are in place to assure that payments and awards are consistent with actions approved by the Compensation Committee.

        Taking into consideration the factors above, the Compensation Committee does not believe that there is a reasonable likelihood that the Company's compensation policy could have a material adverse effect on the Company.

  Audit Committee

        The Audit Committee is currently composed of Messrs. Burris (Chairman), Sherman and Williamson. The board has determined that each of Messrs. Burris and Williamson is an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K. Please see the biographies for Messrs. Burris and Williamson in this Proxy Statement for information on their experience and education which qualifies them as "audit committee financial experts."

        A copy of the Audit Committee Charter is available on our website at www.zazaenergy.com.

        The purpose of the Audit Committee is to (i) oversee our accounting and financial reporting processes, (ii) oversee the audit of our financial statements, (iii) review our compliance with legal and regulatory requirements, (iv) review our independent auditor's qualifications and independence, and (v) review the performance of our independent auditors.

  Compensation Committee

        The Compensation Committee is currently composed of Messrs. Burris (Chairman), Sherman and Williamson.

        A copy of the Compensation Committee Charter is available on our website at www.zazaenergy.com.

        The purpose of the Compensation Committee is to assist the board of directors in discharging its responsibilities relating to executive compensation. Pursuant to its charter, the specific functions of the Compensation Committee include: (i) overseeing the compensation of our executive officers; and (ii) overseeing the administration of our compensation and benefit plans with respect to all eligible participants, including stock incentive plans and predecessor and related plans, pension, retirement and profit sharing plans, and any other plans that require or provide for approval or administration by the board of directors.

  Nominating and Corporate Governance Committee

  Membership

        The Nominating and Corporate Governance Committee is currently composed of Messrs. Burris, Sherman and Williamson (Chairman).

        A copy of the Nominating and Corporate Governance Committee Charter is available on our website at www.zazaenergy.com.

        The functions of the Nominating and Corporate Governance Committee include: (i) identifying and assessing persons qualified to become members of the board of directors; (ii) recommending to the board of directors a slate of director nominees for election or reelection at the annual meeting of stockholders, subject to the provisions of our stockholders' agreement; (iii) recommending to the board of directors persons to fill board of directors and committee vacancies; and (iv) developing and recommending to the board of directors a set of corporate governance principles and making other recommendations to the board of directors relative to corporate governance issues.

  Director Nominations

        Under our amended and restated bylaws, stockholders desiring to suggest a board nominee must give timely written notice to our Secretary regarding the persons to be nominated. The notice must be received at our principal executive offices at the address shown on the cover page within the specified period and must be accompanied by the information and documents specified in the amended and restated bylaws. A copy of our amended and restated bylaws may be obtained by writing to our Secretary at the address shown on the cover page of this proxy statement.

        Recommendations by stockholders for directors to be nominated at the 2015 annual meeting of stockholders must be in writing and include sufficient biographical and other relevant information such that an informed judgment as to the proposed nominee's qualifications can be made and the name address and the class and number of common shares owned by such stockholder. Recommendations must be accompanied by a signed statement executed by the proposed nominee consenting to be named in the proxy statement, if nominated, and to serve as a director, if elected. Notice and the accompanying information must be received at our principal executive office at the address shown on the cover page of this proxy statement for the 2015 Annual Meeting of stockholders no later than January 15, 2015 and no earlier than November 16, 2014.

        The amended and restated bylaws do not affect any stockholder's right to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 promulgated under the Exchange Act. Rule 14a-8 specifies what constitutes timely submission for a stockholder proposal to be included in our proxy statement. Under the SEC's proxy solicitation rules, in order to be considered for inclusion in the proxy materials for the 2015 annual meeting of stockholders, proposals must be received by our Secretary at our principal offices by January 15, 2015. Stockholders are urged to review all applicable rules and consult legal counsel before submitting a nomination or proposal to us.

  Nomination Criteria

        The Nominating and Corporate Governance Committee is responsible for identifying and assessing persons qualified to become members of our board of directors, as well as recommending to the full board of directors the slate of director nominees for election or reelection at the annual meeting of stockholders. Pursuant to the Stockholders' Agreement and our amended and restated bylaws, for the three years following the closing of the Combination, our board of directors will consist of nine members, and the ZaZa LLC Members are entitled to designate a proportional number of directors to the board of directors (but not more than seven) based upon the ZaZa LLC Members' (and their permitted transferees') percentage ownership of common shares. Pursuant to the Stockholders' Agreement, for three years after closing, in connection with each annual meeting of the stockholders of ZaZa, or special meeting calling for the election of directors, the ZaZa LLC Members and their permitted transferees will have the right to nominate a number of directors of ZaZa in proportion to their percentage ownership of common shares, and a three member nominating committee, two of the members of which will be the initial Toreador designees or their successors, will nominate the remaining number of directors for election at the annual meeting. The ZaZa LLC Members agreed to vote their common shares in favor of the individuals nominated and not to vote in favor of the removal of any such individuals in accordance with the foregoing.

        Otherwise, the Nominating and Corporate Governance Committee, when assessing the qualifications of prospective nominees to the board of directors, considers each nominee's personal and professional integrity, experience, skills, ability and willingness to devote the time and effort necessary to be an effective board member, and commitment to acting in the best interests of our company and stockholders. The Nominating and Corporate Governance Committee also gives consideration to the qualifications that the committee believes must be met by prospective nominees to the board, qualities or skills that the committee believes are necessary for one or more of our directors to possess and standards for the overall structure, diversity and composition of the board. Candidates recommended by stockholders are evaluated on the same basis as candidates recommended by our directors, executive officers, third-party search firms or other sources.

Code of Ethics

        Our code of ethics, entitled the ZaZa Energy Corporation Code of Conduct (the "Code of Conduct"), applies to all of our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer. The Code of Conduct is publicly available on our website at www.zazaenergy.com. If we make any amendment to our Code of Conduct, other than a technical, administrative or non-substantive amendment, or if we grant any waiver, including any implicit waiver, from a provision of the Code of Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, we will disclose the nature of the amendment or waiver on our website at the same location. Also, we may elect to disclose the amendment or waiver in a current report on Form 8-K filed with the SEC.

MANAGEMENT

Executive Officers

        The following table shows information for our current executive officers.

Name	Age	Position
Todd A. Brooks	39	Executive Director, President & Chief Executive Officer
Ian H. Fay	43	Chief Financial Officer
S. Scott Gaille	44	Chief Compliance Officer, General Counsel & Corporate Secretary
Paul F. Jansen	35	Chief Accounting Officer

        Todd A. Brooks, age 39. Mr. Brooks has led the Company and its predecessors for five years, serving as the Company's President & Chief Executive Officer (from July 2012), Executive Director (from February 2012) and Managing Partner of ZaZa LLC (from March 2009 to February 2012). He co-founded ZaZa LLC with personal capital contributions in 2009 and originated its first-mover strategy of identifying new unconventional shale trends. This strategy has resulted in ZaZa LLC and the Company entering into shale joint ventures with several of the largest exploration and production companies in the United States. Mr. Brooks also is the principal of Neuhaus Brooks Investments, LLC, a company focused on making energy investments in multiple geographic regions.

        Mr. Brooks graduated from Vanderbilt University in 1997 with a degree in Economics. Immediately thereafter, he earned a Doctor of Jurisprudence from South Texas College of Law in 2000. From 2000 to 2003, Mr. Brooks worked as a Production Analyst for L.J. Melody and Co., a Houston-based investment bank. Prior to founding ZaZa LLC, Mr. Brooks worked in the field as a land man for OGM Land from 2004 until 2006, where he delivered title work and negotiated oil & gas leases on behalf of OGM's clients in East Texas, Arkansas, and the Gulf Coast. In 2006, Mr. Brooks became trustee for his family's mineral trusts. Mr. Brooks brings to the board and executive team his experience of leading the Company through multiple shale JVs over the last five years and the capability to originate new ventures through an early mover strategy informed by his experience in shale play evaluations, lease acquisitions, and capital markets.

        Ian H. Fay, age 43. Mr. Fay has served as the Chief Financial Officer of ZaZa since August of 2012. From April, 2012 until his appointment as Chief Financial Officer, Mr. Fay provided paid consulting services to ZaZa through Odin Advisors LLC, of which Mr. Fay was a Founding Partner. Odin Advisors LLC has been providing mergers and acquisitions advisory and consultancy services in the energy and natural resources sectors since January 2009. Prior to founding Odin Advisors LLC, Mr. Fay served as a Managing Director and Head of the Energy & Natural Resources Group for the Americas at BNP Paribas from November 2007 through November 2008 and a Managing Director of Mergers & Acquisitions at RBC Capital Markets from 2003 through 2007. Mr. Fay received a bachelor's degree from the University of North Carolina at Chapel Hill in 1993. Mr. Fay brings to ZaZa years of experience in advising companies on strategic transactions, including those in the energy sector.

        S. Scott Gaille, age 44. Mr. Gaille is the Chief Compliance Officer, General Counsel & Corporate Secretary for ZaZa Energy Corporation. He has served as the Chief Compliance Officer of ZaZa since March of 2012. In that capacity, he is the chief legal officer of the corporation and is responsible for the Company's legal matters. Mr. Gaille also is Adjunct Professor of Management at Rice University's Graduate School of Business and Lecturer in Law at the University of Chicago Law School.

        Mr. Gaille founded his family office, The Gaille Group, in 2007 and has served as a director and/or executive with several of its investments and ventures. Mr. Gaille was Co-Founder, Managing Director & General Counsel of Sequent Asset Management, LLC (from July 2008 to December 2012) and a principal of Sequent Petroleum Management, LLC (from February 2011 to August 2012). He served as President of Brenham Oil & Gas Corp. (OTC:BRHM) from February 2010 to September 2012 (and also of its holding company, American International Industries, from June 2011 to September 2012). With ZaZa's consent, he continues to serve as a Director of Brenham. From August 2007 to December 2010, Mr. Gaille was President of West & East Africa Development, LLC, a company that acquired and divested oil and gas exploration concessions in Africa.

        Prior to starting his family office in 2007, Mr. Gaille was Director—Business Development for Occidental Oil & Gas Corporation, having held a series of legal and business development positions of increasing responsibility during his tenure at Oxy. Previously, Mr. Gaille practiced law in the Energy Section of Vinson & Elkins LLP and as a Judicial Clerk to the Honorable J. Harvie Wilkinson, III, Chief Judge of the United States Court of Appeals for the Fourth Circuit. He holds a Doctor of Law with High Honors from the University of Chicago and a Bachelor of Arts degree in Government with High Honors from the University of Texas at Austin, where he was elected to Phi Beta Kappa.

        Paul F. Jansen, age 35. Mr. Jansen joined the Company on March 27, 2013 and serves as the Company's Chief Accounting Officer since April 2, 2013. Mr. Jansen is responsible for providing leadership to the accounting and financial reporting functions, and for driving process improvements. Prior to joining the Company, Mr. Jansen served as Controller and Chief Accounting Officer for Crimson Exploration Inc. between January 2012 and March 2013. Mr. Jansen was with PricewaterhouseCoopers LLP serving clients in the oil and gas industry in the United States and Europe from 2002 to 2012, most recently as a Senior Manager.

        Mr. Jansen is a contributing editor to the 7th Edition of the "Petroleum Accounting: Principles, Procedures & Issues" text book and co-publisher of "A note on transition stock return behavior" (Applied Economics Letters 2004).

        Mr. Jansen received a Master of Science degree in Economics from Maastricht University in Maastricht, the Netherlands, and is a Certified Public Accountant in the State of Texas and the equivalent of a Certified Public Accountant in the Netherlands.

Employment Agreements

  Todd A. Brooks

        On September 11, 2012, the Company entered into an employment agreement with Mr. Brooks. Under his employment agreement, Mr. Brooks receives an annual salary of $525,000 and reimbursement of business expenses, health benefits, eligibility to participate in retirement plans, and certain benefits available to other senior executives of the Company, including paid time off and coverage under the Company's D&O insurance policy. Mr. Brooks is also entitled to receive an annual short term incentive payment valued at not less than 100% of his base salary, based upon the accomplishment of certain achievement goals determined annually and a long term incentive payment valued at 200% of his base salary, based upon the accomplishment of certain achievement goals for each fiscal year. At Mr. Brooks' election, the long term award shall be paid in cash, common shares, or a combination thereof, except that Mr. Brooks may not receive more than 250,000 common shares pursuant to such awards.

        Under Mr. Brooks' employment agreement, upon the occurrence of a "Change of Control," Mr. Brooks is entitled to receive: (i) a lump sum equal to three times the most recent short term incentive award, and (ii) the cash portion of any outstanding and unvested long term incentive payments payable had he continued his employment with the Company through the applicable vesting date. In addition, upon a Change of Control, any unvested common shares held by Mr. Brooks, including any common shares that comprise any past long term incentive award or any award of restricted common shares previously granted to him, shall immediately vest.

        If Mr. Brooks' employment is terminated due to his death or disability, Mr. Brooks or his estate or beneficiaries shall be entitled to receive: (i) the "Accrued Obligations," which include any unpaid base salary, unpaid expenses, and certain other benefits, (ii) the payment of any short term incentive payment due to Mr. Brooks, including the pro-rated portion of any short term incentive payment due to him during the portion of the year he worked for the Company prior to his termination, (iii) the payment of the cash value of any outstanding, unvested long term incentive payments that would have been payable had his employment continued through the applicable vesting date and the immediate vesting of all unvested common shares including, but not limited to, any such common shares that comprise any long term incentive award or any award of restricted common shares previously granted to Mr. Brooks, and (iv) continuation and/or payment of Mr. Brooks and his dependents' medical insurance premiums for 18 months following termination. If Mr. Brooks is terminated by the Company for "Cause," he shall be entitled to receive only the Accrued Obligations; any previously awarded but unvested common shares as of the date of termination shall be cancelled. If Mr. Brooks' employment agreement expires or if he is terminated without Cause, he shall be entitled to receive: (i) the Accrued Obligations, (ii) the payment of any short term incentive payment due to him, including the pro-rated portion of the fiscal year that he worked prior to his termination, (iii) the payment of any cash value of any outstanding, unvested long term incentive payments that would have been payable had his employment continued through the applicable vesting date and the immediate vesting of all unvested common shares including, but not limited to, any such common shares that comprise any long term incentive award or any award of restricted common shares previously granted to such employee, (iv) continued payment of his base salary and target short term incentive awards for 24 months after he is terminated, (v) continued payment of medical benefits during such 24-month period, and (vi) reimbursement of outplacement fees not to exceed $20,000, payable for 12 months following termination. If Mr. Brooks is terminated for "Good Reason," the Company shall be obligated to provide the same payments as set forth above if the Company had terminated such employment without Cause. If Mr. Brooks terminates his employment without Good Reason, he is entitled to receive only the Accrued Obligations; any previously awarded but unvested common shares as of the date of termination shall be cancelled.

        If Mr. Brook's employment is terminated within one year following a Change of Control because of the expiration of his employment agreement, by the Company without Cause, or by him with or without Good Reason, he shall be entitled to receive (in lieu of benefits otherwise payable upon such events): (i) the Accrued Obligations, (ii) a lump sum cash payment equal to two times his base salary, and (iii) the continuation of Company health benefits for 24 months following the termination of such employee's employment.

  Ian H. Fay

        On September 11, 2012, the Company entered into an employment agreement with Mr. Fay. Under his employment agreement, Mr. Fay receives an annual salary of $450,000 and reimbursement of business expenses, health benefits, eligibility to participate in retirement plans, and certain benefits available to other senior executives of the Company, including paid time off and coverage under the Company's D&O insurance policy. Mr. Fay is also entitled to receive an annual short term incentive payment valued at not less than 100% of his base salary, based upon the accomplishment of certain achievement goals determined annually and a long term incentive payment valued at 200% of his base salary, based upon the accomplishment of certain achievement goals for each fiscal year. At Mr. Fay's election, the long term award shall be paid in cash, common stock, or a combination thereof.

        Upon the occurrence of a "Change of Control," Mr. Fay is entitled to receive: (i) a lump sum equal to three times the most recent short term incentive award, and (ii) the cash portion of any outstanding and unvested long term incentive payments payable had he continued his employment with the Company through the applicable vesting date. In addition, upon a Change of Control, any unvested common shares held by Mr. Fay, including any common shares that comprise any past long term incentive award or any award of restricted common shares previously granted to him, shall immediately vest.

        If Mr. Fay's employment is terminated due to his death or disability, Mr. Fay or his estate or beneficiaries shall be entitled to receive: (i) the "Accrued Obligations", which include any unpaid base salary, unpaid expenses, and certain other benefits, (ii) the payment of any short term incentive payment due to Mr. Fay, including the pro-rated portion of any short term incentive payment due to him during the portion of the year he worked for the Company prior to his termination, (iii) the payment of the cash value of any outstanding, unvested long term incentive payments that would have been payable had his employment continued through the applicable vesting date and the immediate vesting of all unvested common shares including, but not limited to, any such common shares that comprise any long term incentive award or any award of restricted common shares previously granted to Mr. Fay, and (iv) continuation and/or payment of Mr. Fay and his dependents' medical insurance premiums for 18 months following termination. If Mr. Fay is terminated by the Company for "Cause," he shall be entitled to receive only the Accrued Obligations; any previously awarded but unvested common shares as of the date of termination shall be cancelled. If Mr. Fay's employment agreement expires or if he is terminated without Cause, he shall be entitled to receive: (i) the Accrued Obligations, (ii) the payment of any short term incentive payment due to him, including the pro-rated portion of the fiscal year that he worked prior to his termination, (iii) the payment of any cash value of any outstanding, unvested long term incentive payments that would have been payable had his employment continued through the applicable vesting date and the immediate vesting of all unvested common shares including, but not limited to, any such common shares that comprise any long term incentive award or any award of restricted common shares previously granted to such employee, (iv) continued payment of his base salary and target short term incentive awards for 24 months after he is terminated, (v) continued payment of medical benefits during such 24-month period, and (vi) reimbursement of outplacement fees not to exceed $20,000, payable for 12 months following termination. If Mr. Fay is terminated for "Good Reason," the Company shall be obligated to provide the same payments as set forth above if the Company had terminated such employment without Cause. If Mr. Fay terminates his employment without Good Reason, he is entitled to receive only the Accrued

Obligations; any previously awarded but unvested common shares as of the date of termination shall be cancelled.

        If Mr. Fay's employment is terminated within one year following a Change of Control because of the expiration of his employment agreement, by the Company without Cause, or by him with or without Good Reason, he shall be entitled to receive (in lieu of benefits otherwise payable upon such events): (i) the Accrued Obligations, (ii) a lump sum cash payment equal to two times his base salary, and (iii) the continuation of Company health benefits for 24 months following the termination of such employee's employment.

  Scott Gaille

        On October 3, 2012, the Company entered into an employment agreement with Mr. Gaille and amended the employment agreement on November 8, 2013. Under his employment agreement, Mr. Gaille receives an annual salary of $350,000 and reimbursement of business expenses, health benefits, eligibility to participate in retirement plans, and certain benefits available to other senior executives of the Company, including paid time off and coverage under the Company's D&O insurance policy. Mr. Gaille is also entitled to receive an annual short term incentive payment valued at not less than 50% of his base salary, based upon the accomplishment of certain achievement goals determined annually and a long term incentive payment valued at 75% of his base salary, based upon the accomplishment of certain achievement goals for each fiscal year, all of which long term incentive will be payable in common shares.

        Upon the occurrence of a "Change of Control," Mr. Gaille is entitled to receive: (i) a lump sum equal to three times the most recent short term incentive award, and (ii) the cash portion of any outstanding and unvested long term incentive payments payable had he continued his employment with the Company through the applicable vesting date. Upon a "Change of Control," any unvested common shares held by Mr. Gaille, including any common shares that comprise any past long term incentive award or any award of restricted common shares previously granted to him, shall immediately vest.

        If Mr. Gaille's employment is terminated due to his death or disability, he or his estate or beneficiaries shall be entitled to receive: (i) the "Accrued Obligations", which include any unpaid base salary, unpaid expenses, and certain other benefits, (ii) the payment of any short term incentive payment due to him, including the pro-rated portion of any short term incentive payment due to him during the portion of the year he worked for the Company prior to his termination, (iii) the immediate vesting of all unvested common shares including, but not limited to, any such common shares that comprise any long term incentive award previously granted to him, and (iv) continuation and/or payment of his and his dependents' medical insurance premiums for eighteen months following termination. If Mr. Gaille is terminated by the Company for "Cause," he shall be entitled to receive only the Accrued Obligations; any previously awarded but unvested common shares as of the date of termination shall be cancelled. If Mr. Gaille's employment agreement expires or if he is terminated without Cause, he shall be entitled to receive: (i) the Accrued Obligations, (ii) the payment of any short term incentive payment due to him, including the pro-rated portion of the fiscal year that he worked prior to his termination, (iii) the immediate vesting of all unvested common shares including, but not limited to, any such common shares that comprise any long term incentive award previously granted to him, (iv) continued payment of his base salary and target short term incentive awards for 24 months after he is terminated, (v) continued payment of medical benefits during such 24-month period, and (vi) reimbursement of outplacement fees not to exceed $20,000, payable for 12 months following termination. If Mr. Gaille is terminated for "Good Reason," the Company shall be obligated to provide the same payments as set forth above if the Company had terminated such employment without Cause. If Mr. Gaille terminates his employment without Good Reason, he is entitled to receive only the Accrued Obligations; any previously awarded but unvested common shares as of the date of termination shall be cancelled.

        If Mr. Gaille's employment is terminated within one year following a Change of Control because of the expiration of his employment agreement, by the Company without Cause, or by him with or without Good Reason, he shall be entitled to receive (in lieu of benefits otherwise payable upon such events): (i) the Accrued Obligations, (ii) a lump sum cash payment equal to two times his base salary, and (iii) the continuation of Company health benefits for 24 months following the termination of such employee's employment.

  Paul F. Jansen

        On March 13, 2013, the Company entered into an employment agreement with Mr. Jansen. Under his employment agreement, Mr. Jansen receives an annual salary of $250,000 and reimbursement of business expenses, health benefits, eligibility to participate in retirement plans, and certain benefits available to other senior executives of the Company, including paid time off and coverage under the Company's D&O insurance policy. Mr. Jansen is eligible to receive an annual bonus with a target of 30-50% of his base salary, which bonus goals and final amount shall be determined by the Compensation Committee. In addition, Mr. Jansen is eligible to receive a long-term incentive award in common shares, which will be based on the achievement of the Company and individual performance objectives determined by the Compensation Committee. Each long term award shall vest in three equal installments on the first, second, and third anniversaries of the date upon which the Company determines the value of the subject long term incentive payment.

        Upon a "Change of Control," any unvested common shares held by Mr. Jansen, including any common shares that comprise any past long term incentive award or any award of restricted common shares previously granted to him, shall immediately vest.

        If Mr. Jansen's employment is terminated due to his death or disability, he or his estate or beneficiaries shall be entitled to receive: (i) the "Accrued Obligations", which include any unpaid base salary, unpaid expenses, and certain other benefits, (ii) the immediate vesting of all unvested common shares including, but not limited to, any such common shares that comprise any long term incentive award previously granted to him, and (iii) continuation and/or payment of his and his dependents' medical insurance premiums for twelve months following termination. If Mr. Jansen is terminated by the Company for "Cause," he shall be entitled to receive only the Accrued Obligations; any previously awarded but unvested common shares as of the date of termination shall be cancelled. If Mr. Jansen is terminated by the Company without Cause, he shall be entitled to receive (i) the Accrued Obligations, (ii) continued payment of his base salary for 12 months after he is terminated, (iii) continued payment of medical benefits during such 12-month period, and (iv) reimbursement of outplacement fees not to exceed $10,000, payable for six months following termination. If Mr. Jansen terminates his employment without Good Reason, he is entitled to receive only the Accrued Obligations; any previously awarded but unvested common shares as of the date of termination shall be cancelled. If Mr. Jansen's employment is terminated for "Good Reason," the Company shall be obligated to provide the same payments as set forth above if the Company had terminated him without Cause. If Mr. Jansen terminates his employment without Good Reason, he is entitled to receive only the Accrued Obligations; any previously awarded but unvested common shares as of the date of termination shall be cancelled.

        If Mr. Jansen's employment is terminated within one year following a Change of Control by the Company without Cause or by him with or without Good Reason, the Company shall be obligated to provide the same payments as set forth above if the Company had terminated him without Cause.

Severance and Change in Control Arrangements

        As described above, the employment agreements provide certain benefits and compensation to our NEOs in the event of certain terminations from employment, including in connection with a change in control. These benefits are described in greater detail above.

        On April 11, 2013, the Company eliminated the position of Chief Operating Officer to reduce overhead and terminated John E. Hearn, Jr., the Chief Operating Officer at the time, without cause. Pursuant to the terms of Mr. Hearn's employment agreement, upon termination without cause he was entitled to receive: (i) any unpaid base salary, unpaid expenses, and certain other benefits, (ii) the payment of any short term incentive payment due to him including the pro-rated portion of the fiscal year such employee worked prior to his termination, (iii) the payment of any cash value of any outstanding, unvested long term incentive payments that would have been payable had his employment continued through the applicable vesting date and the immediate vesting of all unvested common shares including, but not limited to, any such common shares that comprise any long term incentive award or any award of restricted common shares previously granted to such employee, (iv) continued payment of his base salary and target short term incentive awards for 24 months after he is terminated, (v) continued payment of medical benefits during such 24-month period, and (vi) reimbursement of outplacement fees not to exceed $20,000, payable for 12 months following termination.

Executive Compensation

        The following table summarizes the compensation of the named executive officers for the year ending December 31, 2013. The named executive officers are the Company's chief executive officer and two other most highly compensated officers in the table below:

  Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Todd Brooks	2013	525,000	—		1,630,000			525,000	225,617	(2)	2,905,617
Chief Executive Officer & President	2012	499,890	3,518,667	(3)	231,000		—	525,000	2,720,724	(4)	7,495,281
Ian Fay	2013	450,000			1,630,000			450,000	134,420	(5)	2,664,420
Chief Financial Officer	2012	173,942	—		399,907		—	318,750	128,291	(6)	1,020,890
Scott Gaille	2013	350,000			558,125	(7)		175,000	104,246	(8)	1,187,371
Chief Compliance Officer, General Counsel & Corporate Secretary	2012	350,000	—		337,968	(9)	—	225,000	28,518	(10)	941,486
John E. Hearn, Jr.	2013	500,000	—					1,1400,000	86,381	(11)	1,726,381
Former Chief Operating Officer	2012	492,210	3,518,667	(3)	—		—	500,000	2,720,724	(12)	7,231,601

(1)
For a discussion of assumptions made in the valuation of stock awards, please read "Note 4—Summary of Significant Accounting Policies—Stock-Based Compensation" to our Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2013.

(2)
Includes auto reimbursement $13,750, 401(k) employer matching contribution $15,300, infant care reimbursement $56,955, pay-out of unused vacation $93,263 and insurance premiums $24,279.

(3)
Bonuses for Mr. Brooks and Mr. Hearn in 2012 included year-end bonuses and bonuses awarded upon the consummation of the Combination.

(4)
Includes $2,681,306 in compensation paid to Mr. Brooks as a former Managing Partner of ZaZa LLC in connection with the Combination, $22,938 in insurance premiums, $15,000 in 401(k) employer matching contributions.

(5)
Includes auto reimbursement $15,000, child care reimbursement $28,800, pay-out of unused vacation $47,272 and insurance premiums $24,279.

(6)
Includes $120,000 in consulting fees.

(7)
Includes a portion of Mr. Gaille's STI Bonus, which was paid in an award of common shares.

(8)
Includes auto reimbursement $15,000, child care reimbursement $5,350, pay-out of unused vacation $43,666, insurance premiums $18,484 and $15,300 in 401(k) employee matching contributions.

(9)
Stock awards granted to Mr. Gaille in 2012 consisted of awards granted by affiliates of Mr. Brooks and Mr. Hearn under the Stockholders' Agreement described in "Proposal 1 Election of Directors—Stockholders' Agreement." These awards were not granted under the LTIP.

(10)
Includes $12,036 in insurance premiums and $15,000 in 401(k) employer matching contributions.

(11)
Includes $15,300 in 401(k) employee matching contributions, insurance premiums of $24,279 and $44,626 in fees earned for his service as a non-employee director from April 11, 2013 through December 31, 2013.

(12)
Includes $2,681,306 in compensation paid to Mr. Hearn as a former Managing Partner of ZaZa LLC in connection with the Combination, $22,937 in insurance premiums, $15,000 in 401(k) employer matching contributions.

  Annual Short-Term Incentive Awards

        We have historically utilized, and expect to continue to utilize, performance-based annual cash incentive awards to reward achievement of specified performance goals for the company as a whole with a time horizon of one year or less. We include an annual performance-based cash incentive award as part of our compensation program because we believe this element of compensation helps to:

  •
  Motivate key employees to achieve key short-term corporate performance objectives, and

  •
  Align the executives' interests with our stockholders' interests.

  2013 Short-Term Incentive Metrics

        The funding levels for 2013 STI for Brooks, Fay and Gaille were paid as set forth below:

Executive	2013 Base Salary	2013 STI as a Percentage of Base Salary
Todd A. Brooks	$525,000	100%
Ian H. Fay	$450,000	100%
Scott Gaille	$350,000	70%

        For 2013, the expectation is that if an employee meets threshold expectations of performance, then compensation for STI would continue to be the minimum level established in such NEO's employment contract. When actual results are greater, additional STI compensation will be paid to such employee above the minimum amounts specified in their employment agreements.

  Long-Term Equity-Based Incentives

        We believe a formal long-term equity incentive program is important and consistent with the compensation programs of the companies in our peer group. We maintain a Long-Term Incentive Plan, or "LTIP", which permits the grant of our stock, options, restricted stock, restricted stock units, phantom stock, stock appreciation rights and other awards, any of which may be designated as performance awards or be made subject to other conditions, to our NEOs and all other eligible employees. We believe that long-term equity-based incentive compensation is an important component of our overall compensation program because it:

  •
  Balances short and long-term objectives;

  •
  Aligns the executives' interests with the long-term interests of our stockholders;

  •
  Rewards long-term performance relative to industry peers;

  •
  Makes our compensation program market competitive from a total remuneration standpoint within the industry;

  •
  Encourages executive retention; and

  •
  Gives executives the opportunity to share in our long-term value creation.

        Our Compensation Committee has the authority under the LTIP to award incentive equity compensation to our executive officers in such amounts and on such terms as the committee determines appropriate. To date, our long-term equity-based incentive compensation has consisted of restricted stock grants; however, our Compensation Committee may determine in the future that different and/or additional award types are appropriate.

        The following table sets forth the target LTI Award for each of our NEOs as set forth in the employment agreement for the respective NEO.

Executive	2013 Base Salary	2013 Target LTI as a Percentage of Base Salary
Todd A. Brooks	$525,000	200%
Ian H. Fay	$450,000	200%
Scott Gaille	$350,000	75%

  Setting Executive Officer Compensation

        Our Compensation Committee makes all compensation decisions related to our NEOs. For each fiscal year, the President and Chief Executive Officer, along with other members of management, together review our NEOs' current compensation and make a recommendation to our Compensation Committee on overall compensation structure and individual compensation levels for each executive officer, including themselves.

        Our Compensation Committee met numerous times during 2013 to review and discuss executive compensation matters with respect to fiscal years 2013 and 2014. Our Compensation Committee generally intends to target the market 75th percentile for base salary within our peer group and to provide our executive officers with an opportunity to earn up to the market 75th percentile for total compensation, subject to target performance metrics being satisfied. Although our Compensation Committee reviews survey and peer group information from time to time as a frame of reference, ultimately the compensation decisions are qualitative, not quantitative, and take into consideration factors such as the age of the data in the survey, the particular officer's contribution to our financial performance and condition, as well as such officer's qualifications, skills, experience and responsibilities. Our Compensation Committee considers outside factors as well, such as industry shortages of qualified employees for such positions, recent experience in the marketplace, and the elapsed time between the surveys used and when compensation decisions are made. In light of these qualitative and other considerations, the base salary of a particular officer may be greater than or less than the market 75th percentile and total direct compensation may be greater than or less than the market 75th percentile and, in any event, the Compensation Committee recognizes that the compensation of certain of our executive officers continues to build to these targeted levels. The Compensation Committee reviews our executive compensation program on an annual basis.

  Benchmarking and Peer Group

        Prior to approving compensation for the NEOs in 2013, members of our management team met with our Compensation Committee and selected a group of companies that they consider a "peer group" for executive and director compensation analysis purposes. This peer group was then used for purposes of developing the recommendations presented to our Board of Directors for employment agreements with our NEOs and non-employee Director compensation. The oil and gas companies that comprise this peer group were selected for, among other reasons, because they potentially compete with ZaZa for executive level talent.

        The 2013 peer group for compensation purposes consists of:

Abraxas Petroleum Corp	Magnum Hunter Resources Corp.
Approach Resources, Inc.	Matador Resources Company
Carrizo Oil & Gas Inc	Penn Virginia Corporation
Comstock Resources, Inc.	PetroQuest Energy, Inc.
Crimson Exploration, Inc.	Rosetta Resources, Inc.
Forest Oil Corporation	Sanchez Energy Corp.
Goodrich Petroleum Corporation	Swift Energy Co.
Halcon Resources Corp.

        Management and the Compensation Committee have compiled compensation data for the peer group from a variety of sources. This compensation data was then used to compare the compensation of our NEOs to the market, generally targeting base salaries for our NEOs at the market 75th percentile of our peer group, and targeting annual cash and long-term incentives so that our NEOs will have the opportunity to realize in future years total compensation up to the 75th percentile of our peer group based on company performance. We continue to use this peer group for 2014 but expect to update it from time to time.

  Role of the Compensation Consultant

        The Compensation Committee's charter grants the committee the sole authority to retain, at our expense, outside, independent consultants or experts to assist it in its duties. In 2013, the Compensation Committee did not receive advice from a compensation consultant with respect to compensation in 2013. However, in August 2013, as part of cost-cutting measures, management engaged BDO USA LLP ("BDO") to advise it with respect to possible methods of reducing the cash portion of executive compensation by increasing the equity component of executive compensation. This review of the Company's compensation structure is still ongoing.

  Role of Management in Compensation Process

        The Compensation Committee evaluates the performance of Todd A. Brooks, our Chief Executive Officer and President. Mr. Brooks evaluates the performance of our other executive officers and makes recommendations to the Compensation Committee regarding all aspects of their compensation. Scott Gaille, our Chief Compliance Officer, General Counsel and Secretary, and Ian H. Fay, our Chief Financial Officer, act pursuant to delegated authority to fulfill various administrative functions of the Compensation Committee, such as providing legal, compliance and other updates to the committee and overseeing the documentation of equity awards as approved by the committee. No executive has the authority to establish or modify executive officer compensation.

 Outstanding Equity Awards at Fiscal Year-End 2013

        The following table shows unvested equity awards outstanding for the named executive officers as of December 31, 2013. Market value is based on the closing market price of ZaZa's common stock on December 31, 2013 ($0.95 per common share).

Stock Awards
Name	Grant Date		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Todd A. Brooks	April 11, 2013	(1)	424,242	(2)	$403,030
	April 11, 2013	(1)	363,637	(3)	$345,455
Ian Fay	April 11, 2013	(4)	363,636	(5)	$345,454
	April 11, 2013	(4)	454,546	(6)	$431,818
Scott Gaille	April 11, 2013	(7)	106,060	(8)	$100,757
	April 11, 2013	(7)	140,373	(9)	$133,354
John E. Hearn, Jr.	—		—		—

(1)
The Plan limits the number of awards of restricted common shares made to any one participant pursuant to the Plan in any calendar year to 1,000,000 shares. On April 11, 2013, the compensation committee made two grants of restricted common shares to Mr. Brooks. The first grant was for 636,363 restricted common shares with respect to the calendar year 2012 as a "make-whole" grant as Mr. Brooks' bonus for performance during the 2012 calendar year. The second grant was for 561,498 restricted common shares with respect to calendar year 2013. The compensation committee is given broad discretion under the Plan to interpret the provisions of the Plan and in good faith interpreted the 1,000,000 annual limit to apply to the year in which the Plan participant performed the services instead of the date on which the grant for that year was eventually made. However, in the interest of clarity, the compensation committee on April 16, 2014 rescinded and cancelled 197,861 of the restricted common shares awarded to Mr. Brooks with respect to calendar year 2013.

(2)
On April 16, 2013, Mr. Brooks became vested in 212,121 restricted common shares with respect to his award for the 2012 calendar year. An additional 212,121 restricted common shares will vest on each of April 16, 2014 and April 16, 2015.

(3)
The award to Mr. Brooks with respect to the 2013 calendar year will vest as follows: 187,166 shares on March 15, 2014 and 176,471 shares on March 15, 2015.

(4)
The Plan limits the number of awards of restricted common shares made to any one participant pursuant to the Plan in any calendar year to 1,000,000 shares. On April 11, 2013, the compensation committee made two grants of restricted common shares to Mr. Fay. The first grant was for 545,454 restricted common shares with respect to the calendar year 2012 as a "make-whole" grant as Mr. Fay's bonus for performance during the 2012 calendar year. The second grant was for 481,284 restricted common shares with respect to calendar year 2013. The compensation committee is given broad discretion under the Plan to interpret the provisions of the Plan and in good faith interpreted the 1,000,000 annual limit to apply to the year in which the Plan participant performed the services instead of the date on which the grant for that year was eventually made. However, in the interest of clarity, the compensation committee on April 16, 2014 rescinded and cancelled 26,738 of the restricted common shares awarded to Mr. Fay with respect to calendar year 2013.

(5)
On April 16, 2013, Mr. Fay became vested in 181,818 restricted common shares with respect to his award for the 2012 calendar year. An additional 181,818 restricted common shares will vest on each of April 16, 2014 and April 16, 2015.

(6)
The award to Mr. Fay with respect to the 2013 calendar year will vest as follows: 160,428 shares on March 15, 2014, 160,428 shares on March 15, 2014 and 133,690 shares on March 15, 2015.

(7)
Mr. Gaille received a grant of 159,090 restricted common shares on April 11, 2013 with respect to calendar year 2012 and a grant of 140,373 restricted common shares on April 11, 2013 with respect to calendar year 2013.

(8)
On April 16, 2013, Mr. Gaille became vested in 53,030 restricted common shares with respect to his award for the 2012 calendar year. An additional 53,030 restricted common shares will vest on each of April 16, 2014 and April 16, 2015.

(9)
The award to Mr. Gaille with respect to the 2013 calendar year will vest as follows: 46,791 shares on March 15, 2014, 46,791 shares on March 15, 2014 and 46,791 shares on March 15, 2015.

DIRECTOR COMPENSATION

        Officers or employees of the Company who also serve on our board of directors did not receive additional compensation for their board service in 2013. In accordance with this policy, Todd A. Brooks received no compensation for his service as a director in 2013. Each non-employee director and independent director was entitled to receive an annual retainer of $62,000, other than the non-employee Chairman of the Board, who received an annual retainer of $160,000.

        Each independent non-employee director receives an annual grant of stock valued at $88,000 ($90,000 for the non-employee Chairman of the Board) generally corresponding to the service period between each annual election of the board members. In accordance with this policy, on May 30, 2013, the board approved grants of 62,858 shares of restricted stock to Mr. Burris and Mr. Sherman and 64,286 shares of restricted stock to each of Mr. Williamson, the Chairman, with one-third vesting on the grant date, and an additional one-third vesting on each of May 16, 2014 and 2015.

        The following table sets forth the aggregate compensation awarded to, earned by or paid to our directors during 2013, except for Mr. Hearn whose compensation is included in the executive compensation summary compensation table.

Director Compensation for the 2013 Fiscal Year

	Year	Fees Earned or Paid in Cash ($)(a)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Travis H. Burris	2013	87,000	88,000	—	—	—	—	175,000
Gaston L. Kearby	2013	62,000	—	—	—	—	—	62,000
A. Haag Sherman	2013	66,246	88,000	—	—	—	—	154,246
Herbert C. Williamson, III	2013	167,500	90,000	—	—	—	—	257,500

(a)
For 2013, Mr. Burris received $25,000 as chairman of the Audit Committee and Compensation Committee and Mr. Williamson received $7,500 for his service as chairman of the Nominating and Corporate Governance Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the beneficial ownership of our common shares as of March 31, 2014 for:

  •
  each person known by us to be a beneficial owner of 5% or more of our outstanding common stock;

  •
  each of our directors;

  •
  each named executive officer; and

  •
  all directors and executive officers as a group.

        The amounts and percentage of common shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of March 31, 2014. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed a beneficial owner of securities as to which he has no economic interest.

        Except as indicated by footnote, to our knowledge the persons named in the table below have sole voting and investment power with respect to all common shares shown as beneficially owned by them, subject to community property laws where applicable. Percentage of total common shares beneficially owned is based on 107,242,194 common shares outstanding as of April 16, 2014. Unless otherwise specified, the business address for the beneficial owners listed below is 1301 McKinney Street, Suite 2800, Houston, Texas 77010.

	Common shares Beneficially Owned
	Number	Percentage
Name of Beneficial Owner
Todd A. Brooks(1)(5)	23,512,738	21.9%
John E. Hearn, Jr.(2)(5)	20,670,201	19.3%
Ian H. Fay	1,038,304	1.0%
S. Scott Gaille	429,227	*	%
Paul Jansen	78,350	*	%
Travis H. Burris	155,210	*	%
Gaston L. Kearby(3)(5)	20,820,200	19.4%
Herbert C. Williamson, III	284,057	*	%
A. Haag Sherman	89,293	*	%
All directors and officers as a group(4)	67,077,580	62.5%

*
Percentage of common shares beneficially owned does not exceed 1%.

(1)
Todd A. Brooks is the general partner of FT Trading & Management, LP, which is the direct owner of 50,000 common shares listed in the table above. Todd A. Brooks is also the Trustee of the Todd Alan Brooks Non Exempt Trust, which is the sole member of Blackstone Oil & Gas, LLC. Blackstone Oil & Gas, LLC is the direct owner of 20,820,200 common shares listed in the table above.

(2)
John E. Hearn, Jr. is the sole stockholder of Hearn Family Holding, Ltd., which is the direct owner of the 20,670,201 common shares listed in the table above.

(3)
Gaston L. Kearby is the sole member of Omega Energy, LLC, which is the direct owner of the 20,820,200 common shares listed in the table above.

(4)
Based solely on publicly available filings as of March 31, 2014 and Company records.

(5)
Each of Mr. Brooks, Mr. Hearn and Mr. Kearby is a party to the Stockholders Agreement and have each agreed to vote common shares beneficially owned by them in favor of certain director candidates as more fully described in "Proposal 1 Election of Directors—Stockholders' Agreement."

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table summarizes equity compensation plan information regarding equity securities authorized for issuance under individual stock option compensation agreements as of December 31, 2013:

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)
Equity compensation plans approved by shareholders	—	—	$3,879,179
Equity compensation plans not approved by shareholders	—	—	—

Total	—	—	$3,879,179

(1)
All values are with respect to restricted common shares. ZaZa has not issued any options, warrants or rights as part of an equity compensation plan.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Related-Party Transactions

        On August 21, 2013, the Company entered into a stock purchase agreement with Todd A. Brooks, the President and Chief Executive Officer of the Company. Under the stock purchase agreement, Mr. Brooks agreed to purchase from the Company 1,500,000 common shares of the Company at a price of $0.92 per share, which was the closing bid price of the common stock on the NASDAQ on August 21, 2013, for total consideration of $1,380,000. The stock purchase agreement contains customary representations, warranties and indemnification obligations of the parties. The Company intends to use the proceeds from the issuance of stock to acquire oil and gas properties. The common shares were sold to Mr. Brooks in reliance on the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

        Prior to the Combination, the ZaZa LLC Members had helped finance the operations of ZaZa LLC by making capital contributions and loans to ZaZa LLC. In 2010, the ZaZa LLC Members lent ZaZa LLC $3.0 million in the aggregate, with each of ZaZa LLC Members lending $1.0 million through notes (the "member notes"). The member notes accrued interest at 8% per annum. No payments were made on account of the member notes in 2011, and the member notes were paid in full at the closing of the Combination in February 2012.

        Prior to the Combination, ZaZa LLC entered into assignments of overriding royalty interests (the "ORRI Assignments") with each of the "ZaZa Founders" (which includes our Chief Executive Officer and President Todd A. Brooks and directors Gaston L. Kearby and John E. Hearn Jr.). The ORRI Assignments granted each of the ZaZa Founders a direct or indirect interest in an overriding royalty interest generally equal to one percent (for a total of three percent) in any interests that ZaZa LLC acquires within select counties in Texas, Louisiana, Mississippi, Alabama and Florida that generally make up the upper cretaceous shale across the southern Gulf Coast of the United States. The ORRI Assignments expire on April 29, 2016. The table below shows an estimate of the approximate dollar value of the overriding royalty interest conveyed to each of the ZaZa Founders in each of 2012 and 2013 under the ORRI Assignments. With respect to leases that ZaZa acquired, we calculated the following values by using the total acquisition cost of the lease and allocating one and one-third percent of such value to the ZaZa Founder to represent a one percent interest in the net revenue interest for such lease. Additionally, if the ZaZa Founders were entitled to one percent of certain oil and gas reserves that ZaZa acquired through its joint ventures, the following values also include the estimated value of the standardized measure of such reserves.

	Year Ended December 31,
	2013	2012
Todd A. Brooks	$208,404	$79,813
Gaston L. Kearby	$208,404	$79,813
John E. Hearn Jr.	$208,404	$79,813

        One of ZaZa LLC's designees to the board of directors, Travis H. Burris, currently owns a 45% interest in, and serves as Chairman and President of, Texas Champion Bank. On September 26, 2011, ZaZa LLC borrowed $5 million under a revolving line of credit with Texas Champion Bank. The line of credit beared interest at 5.5%, was scheduled to mature on September 25, 2012, and was secured by a first lien on ZaZa LLC's interests in certain of its oil and gas properties. This loan was repaid in full at the closing of the Combination in February 2012.

        Effective May 1, 2010, ZaZa LLC and its members entered into a compensation agreement in which base salary, discretionary bonus and incentive compensation were defined. Incentive compensation was based on the fulfillment of certain performance metrics and the occurrence of a

"Company liquidity event," defined therein as an initial public offering, merger, reverse merger, financing or other availability of capital deemed financially beneficial to ZaZa. For the year ended December 31, 2012, ZaZa paid deferred compensation of $10.8 million and bonuses of $6.7 million. These compensation agreements were terminated in connection with the Combination on February 21, 2012.

        At the closing of the Combination, ZaZa issued subordinated promissory notes in accordance with the terms of the Merger Agreement to the ZaZa LLC Members equal to approximately $38 million in the aggregate and to Todd A. Brooks, John E. Hearn, Jr. and Gaston L. Kearby in respect of their unpaid compensation in respect of their compensation agreements equal to approximately $9 million in the aggregate (collectively, the "Subordinated Notes"). The Subordinated Notes bear interest at eight percent per annum, are unsecured, mature on August 21, 2017 and are subordinated to up to $150,000,000 in senior indebtedness, including the $100,000,000 in outstanding senior notes issued by ZaZa at the closing of the Combination and the convertible notes issued by the Company in October 2012.

        On February 24, 2014, we entered into the Subordinated Notes Exchange Agreements to exchange the Subordinated Notes for a combination of common shares and a new series of perpetual preferred stock. Under the terms of the Subordinated Notes Exchange Agreements, in exchange for the $15.8 million in subordinated notes held by each ZaZa Founder or his affiliated entity, the Company will issue (i) approximately 3.16 million common shares valued at $0.9495 per common share based on the volume weighted average price per common share for the ten trading days prior to February 24, 2014 and (ii) a new series of perpetual preferred stock with a liquidation preference of $12.8 million. The new series of perpetual preferred stock will be issued in the form of Series A Cumulative Redeemable Preferred Stock with a cash dividend rate of 13% per annum based on a liquidation preference of $25 per share.

        In March 2011, ZaZa entered into a management agreement (the "Management Agreement") with Sequent Petroleum Management, LLC ("SPM") pursuant to which SPM provided ZaZa with contractors and consultants and their related benefits programs in exchange for a monthly fee for managing such personnel. Scott Gaille, who was appointed ZaZa Energy Corporation's Chief Compliance Officer as of March 2012 was a principal of SPM until September 6, 2012, when he disposed of all of his interests in SPM. ZaZa reimbursed SPM for the costs of the personnel under the Management Agreement, including for the costs of their insurance and other benefits. SPM handled all payroll, tax, accounting and benefit services for the contractors and consultants provided under the Management Agreement. For the years ended December 31, 2012, ZaZa paid SPM $18.3 million (including $52 thousand in management fees) under this agreement. Effective November 1, 2012, 100% of the units and ownership in SPM was assigned to ZaZa LLC.

        Lot-A-Go 5 ("LG5") is an airplane rental company in which Todd A. Brooks and Gaston Kearby hold partnership interest. From time to time, ZaZa will rent aircraft for business travel reasons and be charged for the pilots' time, hanger fees and fuel. During the year ended December 31, 2013 and 2012 ZaZa was charged and paid $2,000 and $115,000, respectively, for such services.

        In connection with but following consummation of the combination of Toreador Resources Corporation and ZaZa LLC, the three former members of ZaZa LLC, Todd A. Brooks, Gaston L. Kearby, and John E. Hearn Jr. (together, the "ZaZa Founders"), each determined to transfer to certain service providers approximately 1.7 million shares of restricted common stock of the Company, par value $0.01 per share (the "Restricted Stock"), held by entities controlled by the ZaZa Founders. Because such transfers are expected to give rise to a compensation expense deduction to the Company upon vesting of the grants, as opposed to giving rise to a deduction to the ZaZa Founders, the Company has agreed to pay in cash to the ZaZa Founders the economic value of any tax deduction the Company receives as a result of these grants by the ZaZa Founders.

        On September 11, 2012, the Company entered into separate Reimbursement Agreements with each of Blackstone Oil & Gas, LLC ("Blackstone"), Omega Energy Corp. ("Omega"), and Lara Energy, Inc. ("Lara") (together, the "Reimbursement Agreements"). Blackstone, Omega, and Lara are respectively controlled by Todd A. Brooks, who serves as the Company's President and Chief Executive Officer and also as a Director, Gaston L. Kearby, who is the former Executive Director-Operations and currently serves as a Director of the Company, and John E. Hearn Jr., who serves as the Chief Operating Officer and a Director of the Company. Pursuant to the Reimbursement Agreements, the Company will reimburse each of Blackstone, Lara, and Omega for the value of the tax benefit(s) received by the Company due to the transfers of Restricted Stock within 30 days of such time(s) when the Company is able to make use of the expense(s) relating thereto to reduce its federal income tax withholding or payments (the "Reimbursements"). If Blackstone, Lara, and Omega together cease to control a majority of the common stock of the Company prior to the time that the Company is able to make use of any or all of such expenses to reduce its federal income tax withholding or payments, then the Company will pay to each of Blackstone, Lara, and Omega an amount equal to 35% of the value of the common shares of the Restricted Stock (determined at the time of vesting) transferred by each such grantor.

        The Company estimates that the Reimbursements could be as much as $2.5 million for each of Blackstone, Lara, and Omega. The tax characterization of the Reimbursements and their reporting shall be determined by a third party tax advisor to the Company. Each of Blackstone, Lara, and Omega will be responsible and liable for any tax consequences (including, but not limited to, any interest or penalties) as a result of the Reimbursements.

Policy Regarding Transactions with Related Persons

        Pursuant to our Code of Conduct, directors, employees, agents, and other personnel (and their family members) are required to refrain from entering into any activity that is in conflict with the interests of the Company as a whole, that would make it difficult to perform his or her work for the Company objectively and effectively or that would result in the individual receiving an improper personal benefit as a result of his or her position in the Company. If there is any possibility that a particular activity, investment or association could create, or reasonably appear to create, such a conflict of interest, that person is required to consult with our Chief Compliance Officer or the Audit Committee to assess whether such a conflict of interest exists. The charter of the Audit Committee provides that the Audit Committee will review all transactions with related persons (as defined by Item 404 of SEC Regulation S-K) for potential conflicts of interest and that the Audit Committee has oversight over all such transactions.

AUDIT COMMITTEE REPORT

        The Audit Committee's primary purpose is to oversee our accounting and financial reporting processes and the audits of our financial statements. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us. The board of directors has determined that the members of the Audit Committee are independent under applicable provisions of the Securities Exchange Act of 1934 and NASDAQ listing standards.

        Our management is responsible for preparing our financial statements, and the independent auditors are responsible for auditing those financial statements and issuing a report thereon. Accordingly, the Audit Committee's responsibility is one of oversight. In this context, the Audit Committee discussed with Ernst & Young LLP, our independent registered public accounting firm, the matters required to be discussed by professional standards, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, Communication with Audit Committees. The Audit

Committee also discussed with Ernst & Young LLP its independence from us and received from Ernst & Young LLP the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP communications with the Audit Committee concerning independence. The Audit Committee also considered whether the provision of services by Ernst & Young LLP not related to the audit of our financial statements and to the review of our interim financial statements is compatible with maintaining the independence of Ernst & Young LLP. Finally, the Audit Committee reviewed and discussed our audited financial statements with our management and Ernst & Young LLP. Our management informed the Audit Committee that our audited financial statements had been prepared in accordance with accounting principles generally accepted in the United States.

        Based on the foregoing review and discussions, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the board of directors, and the board has approved, that the audited financial statements of the Company for the year ended December 31, 2013 be included in our Annual Report on Form 10-K for the year ended December 31, 2013.

Respectfully submitted,
Travis H. Burris, Chairman A. Haag Sherman Herbert C. Williamson, III

PROPOSAL 2

AMENDMENT TO THE ZAZA ENERGY CORPORATION LONG TERM INCENTIVE PLAN

        Pursuant to a recommendation of the Compensation Committee on April 3, 2014, our board of directors approved an amendment to the ZaZa Corporation Long-Term Incentive Plan (the "Plan"), subject to stockholder approval, that will increase the total number of common shares authorized to be issued under the Plan by 12,000,000 common shares to a total of 21,114,209 common shares. Currently, there are 9,114,209 common shares authorized for issuance under the Plan of which 2,114,209 became authorized for issuance on June 30, 2013 under a provision in the Plan that allows for automatic increases in the number of common shares authorized for issuance under the Plan in an amount equal to two percent of the then issued and outstanding common shares of the Company on June 30 of each year. Also, the amendment to the Plan provides for an increase in various limitations on the maximum number of common shares of the Company that may be issued to any one participant under the Plan in any one calendar year. If the amendment is approved, it will be effective as of the date of the annual meeting. Our board of directors believes that this amendment is necessary in order to continue (i) aiding in the retention of key employees who are important to our success; (ii) motivating employee contributions toward long-term value through ownership in the Company; and (iii) aligning potential increases in compensation to increases in financial results that drive stockholder value.

        For a more complete description of the proposed Plan amendment, please see "Proposed Amendment to the Plan" below. For a more complete description of the Plan, please see "Summary Description of the Plan" below. A copy of the proposed amendment to the Plan is included as Annex A to this proxy statement. The statements made in this proxy statement with respect to the Plan Amendment Proposal should be read in conjunction with, and are qualified in their entirety by reference to, the full text of the proposed amendment to the Plan, which is incorporated by reference herein from Annex A.

Proposed Amendment to the Plan

        As of March 31, 2014, we have granted awards under the Plan to independent directors of our board of directors, executive officers and certain of our employees, which total approximately 19 individuals. Out of the 9,114,209 common shares currently authorized under the Plan, as of March 31, 2014, 3,879,179 common shares are available to be awarded. Pursuant to a provision in the Plan that allows for automatic increases in the number of common shares authorized for issuance under the Plan in an amount equal to two percent of the then issued and outstanding common shares each year on June 30, an additional estimated 2,152,922 common shares will become authorized for issuance on June 30, 2014 (calculated using 107,646,147 common shares outstanding as of February 28, 2014). The proposed amendment to the Plan also makes the following changes to certain limitations under the Plan:

  •
  increases from 1,000,000 to 15,000,000 common shares the maximum number of common shares subject to stock options and stock appreciation rights (combined) that may be awarded to any one participant pursuant to the Plan in any calendar year;

  •
  increases from 1,000,000 to 15,000,000 common shares the maximum number of common shares that may be subject to Awards of restricted stock made to any one participant pursuant to the Plan in any calendar year;

  •
  increases from $2,000,000 to $15,000,000 the maximum amount of compensation that may be paid to any participant in any calendar year pursuant to Awards of restricted stock units;

  •
  increases from 1,000,000 to 15,000,000 common shares the maximum fair market value (determined as of the date of vesting) of the common shares that may be paid as compensation to any participant in any calendar year pursuant to Awards of phantom stock under the Plan;

  •
  increases from 1,000,000 to 15,000,000 common shares the maximum fair market value (determined as of the date of vesting) of compensation that may be paid to any participant in any calendar year pursuant to other stock or performance-based awards under the Plan if the compensation under the other stock or performance-based awards is denominated under the Award agreement only in terms of shares of common stock or a multiple of the fair market value per share of common stock;

  •
  increases from $2,000,000 to $15,000,000 the maximum value of compensation that may be paid to any participant in any calendar year pursuant to other stock or performance-based awards under the Plan if the compensation under the other stock or performance-based awards is not denominated under the Award agreement only in terms of shares of common stock or a multiple of the fair market value per share of common stock; and

  •
  increases from $5,000,000 to $15,000,000 the maximum amount of compensation any participant can be paid in any calendar year pursuant to Awards that are intended to comply with the requirements of Section 162(m) of the Code (and are designated as such).

        As a result of future Plan awards that may be awarded in connection with our compensation strategy, our board of directors recommends the foregoing amendments to the Plan to allow for an increase in the total number of common shares authorized to be issued under the Plan of 12 million common shares and increases in certain limitations on Awards granted under the Plan as described above.

Summary Description of the Plan

  Eligibility and Available Awards

        The Plan provides for the grant of incentive stock options and non-qualified stock options (collectively, "stock options"), restricted stock, restricted stock units, stock appreciation rights, phantom stock, and other stock or performance-based awards (each, an "Award"). All employees, non-employee directors and service providers of the Company or any affiliate (as defined in the Plan) of the Company are eligible to receive grants of Awards under the Plan. However, incentive stock options may be granted only to employees. Further, non-qualified stock options and stock appreciation rights may only be granted to employees, non-employee directors and service providers of the Company or entities in a chain of corporations in which the Company has a controlling interest. The selection of eligible individuals to whom Awards will be granted is within the discretion of the Compensation Committee. It is currently expected that all of our employees will participate in the Plan, along with four non-employee directors who serve on the Company's board of directors.

  Administration

        The Plan will be administered by the Compensation Committee of our board of directors, unless the board of directors appoints another committee for such purpose. No member of the Compensation Committee shall vote or act upon any matter relating solely to himself. Grants of Awards to members of the Compensation Committee must be ratified by the board of directors.

        Subject to the provisions of the Plan, the Compensation Committee will (i) select the eligible individuals to whom Awards may be granted; (ii) determine the type, amount, terms, restrictions and conditions of Awards, including designating stock options as incentive stock options or non-qualified stock options; (iii) determine the time or times at which Awards shall be granted and the number of shares of common stock subject to each Award; (iv) interpret the Plan and all Awards under the Plan; (v) make, amend and rescind such rules as it deems necessary for the proper administration of the Plan; (vi) make all other determinations necessary or advisable for the administration of the Plan; (vii) correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award under the Plan in the manner and to the extent that it deems desirable to effectuate the Plan; (viii) determine the fair market value of shares of common stock; (ix) approve one or more forms of Award agreement; (x) determine whether an Award will be settled in shares of common stock, cash, or in any combination thereof; (xi) accelerate, continue, extend or defer the exercisability or vesting of any Award or any common shares acquired pursuant thereto, including with respect to the period following a participant's termination of service; (xii) amend, modify, extend, cancel or renew any Award or waive any restrictions or conditions applicable to any Award or common shares acquired pursuant thereto; and (xiii) prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or adopt sub-plans or supplements to, or alternative versions of, the Plan, including with limitation, as the Compensation Committee deems necessary or desirable to comply with the laws of, or to accommodate the laws, regulations, tax or accounting effectiveness, accounting principles or custom of, any foreign jurisdiction whose citizens may be granted Awards. Any action taken or determination made by the Compensation Committee or the board of directors pursuant to the Plan will be binding on all parties. No member of the board of directors or the Compensation Committee will be liable for any action or determination made in good faith with respect to the Plan or an Award granted thereunder.

        Our board of directors may amend, suspend or terminate the Plan at any time without prior notice to or consent of any person; provided, however, except as specifically permitted under the Plan, in connection with a change of control, no amendment (other than any amendment the board deems necessary in order to permit Awards to meet the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), or other applicable laws, or to prevent adverse tax consequences to the participants), suspension or termination of the Plan may, without the consent of the holder of an Award, terminate such Award or adversely affect such person's rights with respect to such Award in any material respect unless or to the extent specified in the Award itself. However, no amendment shall be effective prior to its approval by the stockholders, to the extent such approval is required by (i) applicable legal requirements or (ii) the requirements of any securities exchange on which the Company's stock may be listed.

  Stock Available for Issuance

        The maximum number of common shares that may be issued under the Plan is 9,114,209 shares, subject to adjustment as provided in the Plan, and subject to automatic annual increases by an amount equal to 2% of the then issued and outstanding shares of our common stock as of June 30 of each fiscal year.

        Each common share that is the subject of an Award granted under the Plan may be made available from authorized but unissued shares, treasury stock or shares acquired in the open market. No fractional common shares shall be issued under the Plan and settlement of such fractional shares shall be made in cash. Each common share that is the subject of an Award, including each share underlying an Award that is measured by shares but that is intended to be settled in cash, shall be charged against the maximum share limitations at the time the Award is granted and may not again be made subject to Awards under the Plan pursuant to such limitations. Without limiting the generality of the foregoing, the number of common shares remaining available for an Award under the maximum share limitations, as reduced for charges in respect of Awards made from time to time, shall not be increased (nor shall prior charges be reversed) for, among other things, common shares (i) not issued and that cease to be issuable for any reason, including, but not limited to, forfeiture, revocation, cancelation or amendment of an Award or the settlement of an Award, in whole or in part, by the payment of cash, (ii) tendered in payment of the exercise price of any stock option, (iii) tendered to, or withheld by, us to satisfy tax withholding or other obligations, and/or (iv) repurchased by us, whether with stock option proceeds or otherwise.

  Current Award Limits

        The maximum number of common shares that may be issued under the Plan pursuant to an exercise of incentive stock options is 50,000,000 shares. The maximum number of common shares subject to stock options and stock appreciation rights (combined) awarded to any one participant pursuant to the Plan in any calendar year shall not exceed 1,000,000 common shares. The maximum number of common shares that may be subject to Awards of restricted stock made to any one participant pursuant to the Plan in any calendar year shall be 1,000,000 common shares. The maximum amount of compensation which may be paid to any participant in any calendar year pursuant to Awards of restricted stock units shall not exceed $2,000,000. The maximum amount of compensation which may be paid to any participant in any calendar year pursuant to Awards of phantom stock under the Plan shall not exceed the fair market value (determined as of the date of vesting) of 1,000,000 common shares. The maximum amount of compensation that may be paid to any participant in any calendar year pursuant to other stock or performance-based awards under the Plan, (i) if the compensation under the other stock or performance-based awards is denominated under the Award agreement only in terms of common shares or a multiple of the fair market value per common share, shall not exceed the fair market value (determined as of the date of vesting) of 1,000,000 common shares; or (ii) in all other cases, shall not exceed $2,000,000. The maximum amount of compensation any participant can be paid in any calendar year pursuant to Awards that are intended to comply with the requirements of Section 162(m) of the Code (and are designated as such) shall not exceed $5,000,000. The foregoing limitations on the numbers common shares that may be issued and that may be subject to Awards are subject to adjustment, as provided in the Plan. These limitations will be increased if the amendment to the Plan is approved as further described above under "Proposed Amendment to the Plan."

  Adjustments Upon Changes in Capitalization or Reorganization

        The type or number of common shares authorized under the Plan or subject to an Award under the Plan, and/or the exercise or purchase price applicable to an Award, subject to any required action by our stockholders, will automatically be proportionately adjusted in the event that the outstanding common shares are changed into or exchanged for a different kind of security by reason of a merger, recapitalization, reclassification, stock split, payment of stock dividend, consolidation of common shares or a combination of common shares. The Plan does not permit the Compensation Committee to reprice non-qualified stock options or stock appreciation rights without stockholder approval.

  Types of Awards

        Stock Options.    Stock options entitle the holder to purchase a specified number of common shares upon vesting at an exercise price per share specified on the date of grant. The Compensation Committee has the authority to grant stock options, specifying the terms and conditions of each stock option (including the time or times at which and the circumstances under which the stock option is exercisable), subject to the terms of the Plan. The Compensation Committee will also have the authority to determine whether stock options granted to employees will be incentive stock options or non-qualified stock options. Unless otherwise provided in the Award agreement, stock options will vest such that one-third of the original number of common shares granted shall vest on each anniversary of the date of grant until the stock option fully vests or is forfeited or expires.

        Except as described below, the exercise price at which common shares may be purchased upon the exercise of a stock option will not be less than 100% of the fair market value of our common stock on the date that the stock option is granted. In the case of incentive stock options granted to employees owning more than 10% of the total combined voting power of us and our affiliates, the exercise price at which common shares may be purchased upon the exercise of such incentive stock option shall not be less than 110% of the fair market value of our common shares on the date of grant. The aggregate fair market value of common shares granted pursuant to one or more options (determined as of the date the option is, or the respective dates the options are, granted under the Plan or any other option plan of ours or our affiliates) that become exercisable with respect to an employee for the first time as incentive stock options during any one calendar year cannot exceed $100,000.

        Except in certain grants of incentive stock options (which may not be exercised later than five years after the date of grant), no option may be exercised later than the date which is ten years after the date of grant. To exercise a stock option granted under the Plan, the person entitled to exercise the stock option must provide written notice to us, setting forth the number of common shares with respect to which the stock option is to be exercised, accompanied by full payment for the common shares being purchased and any required withholding taxes, unless other arrangements have been made with the Compensation Committee. The payment can be made (i) by cash or check, (ii) subject to such conditions and requirements as the Compensation Committee may specify, by the Company withholding common shares otherwise issuable from the exercise of the stock option, (iii) with the consent of the Compensation Committee, by tendering to the Company common shares owned by the participant for more than six months having an aggregate fair market value as of the date of exercise that is not greater than the full exercise price for the common shares with respect to which the stock option is being exercised, or (iv) subject to such instructions as the Compensation Committee may specify and at the participant's written request, by the Company delivering certificates for the common shares for which the stock option is being exercised to a broker for sale on behalf of the participant; provided that the participant has irrevocably instructed such broker to remit directly to the Company, on the participant's behalf, the full amount of the exercise price from the proceeds of such sale.

        Restricted Stock.    Restricted stock is common stock that is subject to such restrictions as the Compensation Committee may impose, including forfeiture, transfer and repurchase restrictions, and in no event will the term of any such Award exceed ten years. The Compensation Committee has authority and discretion to determine what restrictions apply to the restricted stock and when and how the restrictions of one Award of restricted stock may differ from those of any other Award of restricted stock.

        When granted, restricted stock is registered in the name of the participant and either left on deposit with, or held in trust or escrow by, us until the restrictions lapse. Unless otherwise provided in the Award agreement, holders of restricted stock have all of the rights of a stockholder, including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares; provided, however, that unless otherwise provided in the Award agreement, in the case of restricted stock with respect to which vesting is conditioned on performance criteria, other than the continuation of the participant's employment or service for a fixed or specified duration, holders of restricted stock shall not have the right to receive dividends and/or vote with respect to such restricted stock until the restricted stock vests, at which time the sum of all dividends on such restricted stock for the restricted period shall be paid without interest. If, prior to the end of the restricted period, a participant's employment or service with us is terminated or the participant's restricted stock is forfeited pursuant to the terms of his or her Award agreement, we will have the right to repurchase the participant's restricted stock for the lesser of (i) its fair market value on the date of forfeiture or (ii) the amount of cash paid therefor, if any. If for any reason the restrictions imposed by the Compensation Committee are not met at the end of the restricted period, the restricted stock will be forfeited by the participant and reacquired by us.

        Stock Appreciation Rights.    A stock appreciation right entitles a participant to receive (either in cash, common stock, or a combination thereof), upon exercise of the stock appreciation right, the excess of (i) the fair market value per share of common stock on the date of exercise over (ii) an amount not less than the fair market value per share of common stock on the date of grant. The Compensation Committee may provide that the excess may not exceed a specified amount. The Compensation Committee shall determine, at the date of grant, the time or times at which and the circumstances under which a stock appreciation right may be exercised, and the term of the stock appreciation right, subject to a ten year maximum term.

        To exercise a stock appreciation right, the person entitled to exercise the stock appreciation right must provide written notice to us, setting forth the number of common shares with respect to which the stock appreciation right is to be exercised, accompanied by full payment of any required withholding taxes, unless other arrangements have been made with the Compensation Committee.

        Restricted Stock Units.    An Award of a restricted stock unit is a right, subject to satisfaction of terms and conditions as imposed by the Compensation Committee, to receive, upon vesting, a stated or determinable amount denominated in cash. The right to receive payment of an Award of restricted stock units may be conditioned upon continued employment or achievement of performance goals. Restricted stock unit awards may be payable in cash, common shares, or a combination of cash and common shares. The Compensation Committee has the authority to determine the periods of restriction, the number of notional common shares to which the restricted stock unit award pertains and any other terms and conditions consistent with the Plan. Except as otherwise may be required under Section 409A of the Code, payment of a restricted stock unit award shall occur in a single lump sum no later than the 15th day of the third calendar month following the date the restrictions lapse.

        Phantom Stock.    An Award of phantom stock is a right, subject to satisfaction of terms and conditions as imposed by the Compensation Committee, to receive, upon vesting, a stated or determinable amount denominated in common shares. The right to receive payment of an Award of phantom stock may be conditioned upon continued employment or achievement of performance goals. Phantom stock awards may be payable in cash, common shares or a combination of cash and common shares. The Compensation Committee has the authority to determine the periods of restriction, the number of notional common shares to which the phantom stock award pertains and any other terms and conditions consistent with the Plan. Except as otherwise may be required under Section 409A of the Code, payment of a phantom stock award shall occur in a single lump sum no later than the 15th day of the third calendar month following the date the restrictions lapse.

        Other Stock or Performance-Based Awards.    Any other stock or performance-based award is an Award not otherwise described in the Plan, the value of which is based in whole or in part by reference to, or based on or related to, a common share or cash as determined by the Compensation Committee to be consistent with the purposes of the Plan. Any other stock or performance-based award may be payable in cash, common shares, or a combination thereof. The Compensation Committee has the authority and discretion to determine the terms and conditions of other stock or performance-based awards, including any performance criteria covering such Awards, consistent with the Plan. Except as otherwise may be required under Section 409A of the Code, payment or the settlement of other stock or performance-based awards shall be made in a single lump sum upon vesting, but no later than the 15th day of the third calendar month following the date on which vesting occurs.

        Awards intended to comply with the requirements of Section 162(m) of the Code. The Plan authorizes the Compensation Committee to grant any Award and provide that such Award shall be granted to comply with the requirements of Section 162(m) of the Code.

        The Compensation Committee shall establish the performance goals for a performance period and the amount and terms, in writing, for each Award that is intended to comply with the requirements of Section 162(m) of the Code. Each performance goal shall consist of and incorporate (i) one or more designated business criteria, (ii) the quantitatively determinable level(s), standard(s), degree(s) or range(s) of achievement to be applied to each such business criteria for the performance period, and (iii) the amount of compensation (which shall be objectively determinable under one or more formulas or pre-determined standards) that shall vest under the performance goal for the achievement of each specified business criteria, at the prescribed level(s), standard(s), degree(s) or range(s). Awards intended to comply with the requirements of Section 162(m) of the Code shall vest and shall be paid only if and to the extent vested under the performance goals. Performance goals may be based on any one or more business criteria on an absolute or relative basis or as compared to the performance of a published index deemed by the Compensation Committee to be applicable to the Company, including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparable companies. Performance goals may differ among participants and Awards. Performance goals shall be established, Awards shall be granted and shall become binding at a time when the achievement of or outcome under each applicable performance goal is "substantially uncertain" (within the meaning of Section 162(m) of the Code), and in all events by no later than the earlier of the 90th day of the performance period or the lapse of 25% of the performance period, unless otherwise required or permitted for Section 162(m) of the Code. Performance goals may differ among Awards granted to any one participant or for Awards granted to different participants.

        The business criteria, upon which performance goals are based, are as follows: (i) stock price; (ii) earnings per common share; (iii) increase in revenues; (iv) increase in cash flow; (v) cash flow per common share; (vi) increase in cash flow return; (vii) return on net assets; (viii) return on assets; (ix) return on investment; (x) return on capital; (xi) return on equity; (xii) economic value added; (xiii) gross margin; (xiv) net income; (xv) pretax earnings; (xvi) pretax earnings before interest; (xvii) pretax earnings before interest, depreciation and amortization; (xviii) pretax operating earnings after interest expense and before incentives, service fees and extraordinary or special items; (xix) operating income; (xx) total stockholder return; (xxi) debt reduction; (xxii) successful completion of an acquisition, initial public offering, private placement of equity or debt; or (xxiii) reduction of expenses.

        The Compensation Committee shall have the discretion to reduce the amount payable under such Award (even if it has otherwise vested under the applicable performance goal) for a participant's negative conduct or other activities or factors as the Compensation Committee may determine, but it shall not have the authority to either increase the amount payable under such Award above the amount which vests under the performance goals or pay or provide compensation in lieu of the portion of Award that does not so vest. After the end of each performance period, the Compensation Committee will determine and certify in writing the results under each business criteria on which any performance goal is based, whether (and, if applicable, the degree to which) each performance goal and each other material term of the Award were satisfied, and the resulting amount of compensation vested and payable under such Award.

  Withholding

        We are generally required to withhold tax on the amount of income recognized by a participant with respect to an Award. The Compensation Committee may make such provision for the withholding of taxes as it deems necessary. Withholding requirements may be satisfied by (a) tender of a cash payment to us, (b) withholding of common shares otherwise issuable under an Award or (c) tender to the Company shares of common stock owned by the participant if such tendered common shares have been held by such participant for at least six months.

  Transferability

        Except as otherwise specifically provided in the Plan, no Award and no right under the Plan, contingent or otherwise, other than restricted common shares which have vested, will be (i) assignable, saleable or otherwise transferable by a participant except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order or (ii) subject to any encumbrance, pledge or charge of any nature. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Compensation Committee shall have been furnished with a copy of the deceased participant's will or such other evidence as the Compensation Committee may deem necessary to establish the validity of the transfer. Any attempted transfer in violation of the Plan shall be void and ineffective for all purposes. Except as otherwise specifically provided under the Plan, only the participant or his guardian (if the participant becomes disabled), or in the event of his death, his legal representative or beneficiary, may exercise stock options or stock appreciation rights, receive cash payments and deliveries of shares or otherwise exercise rights under the Plan. The executor or administrator of the participant's estate, or the person or persons to whom the participant's rights under any Award will pass by will or the laws of descent and distribution, shall be deemed to be the participant's beneficiary or beneficiaries of the rights of the participant and shall be entitled to exercise such rights as are provided under the Plan.

  Amendment of Awards

        The Compensation Committee may amend an Award; provided, however, that no amendment of an Award may, without the consent of the participant, adversely affect the participant's rights with respect to such Award in any material respect.

  Term of the Plan

        The Plan shall terminate ten years after the date of its initial adoption by the board of directors, unless earlier terminated by the board of directors. No Award may be granted hereunder after termination of the Plan.

  Change of Control

        Unless otherwise provided in an Award, upon the occurrence of a change in control (defined generally as certain reorganizations, mergers, consolidations, sales of all or substantially all of our assets or liquidations), the board of directors may, but is not required to, (i) accelerate vesting and the time at which all stock options and stock appreciation rights then outstanding may be exercised; (ii) waive, alter and/or amend the performance criteria and other restrictions and conditions of Awards then outstanding, with the result that the affected Awards may be deemed vested, and any applicable restricted period or other limitations on payment in full with respect thereto shall be deemed to have expired, as of the date of the change of control or such other date as may be determined by the board of directors; (iii) cause the acquirer to assume the Plan and the Awards or exchange the Awards for the acquirer's stock; (iv) terminate the Plan; or (v) terminate and cancel all outstanding unvested or unexercised Awards as of the date of the change of control on such terms and conditions as it deems appropriate.

        The board of directors will, in connection with a change of control, have the right to require all participants to transfer and deliver to us all Awards previously granted to the participants in exchange for an amount equal to the cash value of the Awards. The cash value of an Award will equal the sum of (i) in the case of an Award that is not a stock option or restricted stock, the cash value of all benefits to which the participant would be entitled upon settlement or exercise of any Award and (ii) in the case of a stock option or restricted stock, the excess of the market value per common share over the option price, or the market value per common share of restricted stock, as applicable, multiplied by the number of common shares as to which such Award is vested.

  Termination, Death and Disability

        Except as otherwise provided in an Award agreement, upon a participant's termination for cause (as defined in the Plan), all unpaid Awards, whether vested or not, shall terminate and be immediately forfeited. Unless otherwise provided in an Award agreement, upon a participant's termination for any reason (including death or disability) other than for cause, any unvested Award outstanding at the time of termination shall terminate and be immediately forfeited. The board of directors or Compensation Committee may provide for the continuation of any Award, except if such continuation would cause certain adverse tax consequences.

  Clawback Policy

        All Awards (including any proceeds, gains or other economic benefit actually or constructively received by any participant upon any receipt or exercise of any Award or upon the receipt or resale of any common share underlying any Award) shall be subject to the provisions of any claw-back policy implemented by the Company or as set forth in any award agreement.

  Summary of Certain Federal Income Tax Considerations

        The following summary is based on applicable provisions of the Code, as currently in effect, and the income tax regulations and proposed income tax regulations issued thereunder. This summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the Plan, nor does it cover state, local or foreign taxes.

        Status of Stock Options.    Stock options granted under the Plan may be either incentive stock options or non-qualified stock options. Under certain circumstances, an incentive stock option may be treated as a non-qualified stock option. The tax consequences, both to the option holder and to us, differ depending on whether a stock option is an incentive stock option or a non-qualified stock option.

        Non-qualified Options.    No federal income tax is imposed on the option holder upon the grant of a non-qualified stock option. If the shares of common stock received by an option holder upon the exercise of a non-qualified stock option are not subject to certain restrictions in the hands of the option holder (such as the restrictions described below in "Restricted Stock"), then the option holder will be treated as receiving compensation, taxable as ordinary income in the year of exercise. The amount recognized as ordinary income upon such an exercise is the excess of the fair market value of the shares of common stock at the time of exercise over the exercise price paid for such common stock.

        Incentive Stock Options.    No federal income tax is imposed on the option holder upon the grant of an incentive stock option. The option holder will recognize no income for federal income tax purposes upon exercise of an incentive stock option, if the option holder (i) does not dispose of the common shares acquired pursuant to the exercise of an incentive stock option within two years from the date the option was granted or within one year after the common shares were transferred to the option holder (the "Holding Period"), and (ii) is an employee of either (a) the company granting the option, (b) a parent or subsidiary corporation of such corporation, or (c) a corporation (or a parent or subsidiary corporation of such corporation) which has assumed such option of another corporation as a result of a corporate reorganization, merger, or similar transaction. Such employment must continue for the entire time from the date the option was granted until three months before the date of exercise, or twelve months before the date of exercise if employment ceases due to permanent and total disability or death. If common shares received upon exercise of an incentive stock option is disposed of after completion of the Holding Period, any difference between the exercise price paid for such common shares and the amount realized on the disposition will be treated as a long-term capital gain or loss. We would not be entitled to any deduction in connection with the grant or exercise of the incentive stock option or the disposition after completion of the Holding Period of the common shares so acquired.

        If, however, an option holder disposes of common shares received upon exercise of an incentive stock option before completion of the Holding Period (a "Disqualifying Disposition"), the option holder would be treated as having received, at the time of disposition, compensation taxable as ordinary income. In the event of a Disqualifying Disposition, the option holder must notify the Compensation Committee of such disposition within 10 days of such event. In the event of a Disqualifying Disposition, subject to the application of Section 162(m) of the Code, as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as being received by the option holder. Generally, the amount treated as compensation is the excess of the fair market value of the common shares at the time of exercise over the exercise price. The balance of the gain, if any, realized upon such a disposition will be treated as a long-term or short-term capital gain depending on the holding period. If the amount realized at the time of disposition is greater than the exercise price but less than the fair market value of the common shares at the time of exercise and the disposition is a transaction in which a loss, if sustained, would otherwise be recognizable under the Code, then the amount treated as ordinary income is the excess of the amount realized on the disposition over the Participant's adjusted basis in the stock. If the amount realized at the time of the disposition is less than the exercise price, the option holder will not be required to treat any amount as ordinary income, provided that the disposition is of a type that would give rise to a recognizable loss. In such event, the loss will be treated as a long-term or short-term capital loss depending upon the holding period. A disposition generally includes a sale, exchange or gift, but does not include certain other transfers, such as by reason of death or a pledge or exchange of common shares described in Section 424(c) of the Code.

        Alternative Minimum Tax.    Although the exercise of an incentive stock option does not result in current taxable income, there are implications with regard to the Alternative Minimum Tax ("AMT"). The excess of the fair market value of common shares acquired upon exercise of an incentive stock option over the exercise price paid for such common shares is an adjustment to AMT income for the option holder's taxable year in which such exercise occurs (unless the common shares are disposed of in the same taxable year in a Disqualifying Disposition and the amount realized is less than the fair market value of the common shares on the date of exercise, in which event the amount included in AMT income will not exceed the amount realized on the disposition over the adjusted basis of the common shares).

        Restricted Stock.    Generally, the grant of restricted stock (i.e., stock subject to a risk of forfeiture and restrictions on transfer) will not be a taxable event to the participant, and we will not receive a deduction. Absent an 83(b) election (described below), the participant will be taxed when the stock vests (equal to the difference between the fair market value of the stock on the vesting date and the consideration paid, if any, for the common shares), and we will receive a corresponding deduction. However, the participant may elect to make an 83(b) election not later than 30 days after the grant of the restricted stock. An 83(b) election is an election permitted under Section 83(b) of the Code that allows the participant to recognize ordinary income on the restricted stock at the time of the grant equal to the difference between the fair market value of the stock on the date of grant and the amount paid, if any, for the common shares. If the participant makes an 83(b) election, we receive a corresponding deduction at the time of the grant, and no tax is recognized by the participant, nor is any deduction received by us, upon vesting of the common shares.

        When the participant sells the common shares, he or she may realize a capital gain if the sales price is greater than his or her basis in the common shares. The participant's basis for this purpose is the fair market value at the time of vesting (if no 83(b) election is made) or at the time of grant (if an 83(b) election is made). We do not receive a deduction at that time. If the participant sells the common shares and the amount realized is less than his or her basis in the common shares, for the common shares, the participant will recognize a capital loss. The capital gain or loss will be either short-term or long-term, depending on the holding period of the common shares. The holding period commences upon vesting (if no 83(b) election is made) or upon grant (if an 83(b) election is made).

        Dividends paid on restricted stock are subject to tax at the time paid to participants. If no 83(b) election is made, dividends are taxed as ordinary income until the restricted stock vests. If an 83(b) election is made, dividends are treated as dividend income from the date of grant of the Award.

        Stock Appreciation Rights.    A participant who receives a stock appreciation right award will not be taxed on receipt of the Award. Upon receipt of common shares pursuant to the exercise of a stock appreciation right, the fair market value of the common shares received (including any common shares withheld for tax purposes) is recognized as ordinary income for federal income tax purposes at the time the common shares are received. If a participant receives cash upon the exercise of a stock appreciation right, the excess of the fair market value of the common shares exercised over the fair market value of the corresponding common shares on the date of grant is recognized as ordinary income for federal income tax purposes on the date of payment. Subject to Section 162(m) of the Code, described below, and assuming we satisfy the federal income tax reporting and other deductibility requirements with respect to such compensation, we will be entitled to a deduction at the same time and in the same amount as the income recognized by the participant.

        Restricted Stock Units.    In general, a participant who receives a restricted stock unit award will not be taxed on receipt of the Award; instead, the amount paid (including any cash or common shares withheld for tax purposes) to the participant (whether in cash, common shares, or a combination thereof) equal to the amount denominated in cash upon vesting will be taxable as ordinary income to the participant. Subject to the application of Section 162(m) of the Code, as discussed below, and assuming we satisfy the federal income tax reporting and other deductibility requirements with respect to such compensation, we will be entitled to a deduction for an amount corresponding to the ordinary income recognized by the participant.

        Phantom Stock.    In general, a participant who receives a phantom stock award will not be taxed on receipt of the Award; instead, the amount paid to the participant (whether in cash, common shares, or a combination thereof) equal to fair market value of a common share multiplied by the specified number of notional common shares that have vested will be taxable as ordinary income to the participant. Subject to the application of Section 162(m) of the Code, as discussed below, and assuming we satisfy the federal income tax reporting and other deductibility requirements with respect to such compensation, we will be entitled to a deduction for an amount corresponding to the ordinary income recognized by the participant.

        Other Stock or Performance-Based Awards.    In general, a participant who receives an other stock or performance-based award will not be taxed on receipt of the Award, but instead the cash or the fair market value of common shares received will be taxable as ordinary income on the date that the cash or common shares are received in payment of the Award. Subject to the application of Section 162(m) of the Code, as discussed below, and assuming we satisfy the federal income tax reporting and other deductibility requirements with respect to such compensation, we will be entitled to a deduction for an amount corresponding to the ordinary income recognized by the participant.

  Other Tax Considerations

        In the event of a change of control of the Company, certain payments in the nature of compensation to certain individuals, if contingent on the change in control, could be nondeductible to us and subject to an additional 20% tax to the recipient. Awards under the Plan that are made or that vest or become payable in connection with a change in control may be required to be taken into account in determining whether these penalties apply.

        Section 162(m) of the Code places a $1,000,000 cap on the deductible compensation that may be paid to certain executives of publicly traded corporations. Amounts that qualify as "performance-based compensation" under Section 162(m)(4)(C) of the Code are exempt from the cap and do not count toward the $1,000,000 limit. Generally, stock options and stock appreciation rights granted with an exercise or grant price at least equal to the fair market value of the underlying stock on the date of grant will qualify as performance-based compensation. Other Awards may or may not so qualify, depending on their terms.

  Section 409A of the Internal Revenue Code

        Some Awards granted under the Plan may be considered non-qualified deferred compensation that is subject to special rules and additional tax under Section 409A of the Code. The Compensation Committee will generally design and administer such Awards to comply with the rules of Section 409A of the Code and avoid the imposition of any additional tax under Section 409A of the Code. However, there is no commitment or guarantee that any federal, state or local tax treatment will apply or be available to any participant.

  Inapplicability of ERISA

        Based on current law and published interpretations, we do not believe that the Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

        Notwithstanding the foregoing, the Plan expressly provides that there is no commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person who participates or is eligible to participate in the Plan.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE PLAN AMENDMENT.

PROPOSAL 3

DISCRETIONARY AUTHORITY TO AMEND THE CERTIFICATE OF INCORPORATION TO
EFFECT A REVERSE SPLIT OF OUR COMMON STOCK

        At last year's annual meeting, the stockholders approved the grant of authority to the board of directors to amend our restated certificate of incorporation (the "Certificate Amendment") to effect a reverse split (the "Reverse Split") of our issued and outstanding common shares, as described below. The board has again adopted resolutions approving the Certificate Amendment to effect the Reverse Split and is requesting that you approve an extension of the authority granted last year to effect the Reverse Split.

        The form of the Certificate Amendment to effect the Reverse Split of our issued and outstanding common shares will be substantially as set forth on Annex B (subject to any changes required by applicable law). The Reverse Split would permit (but not require) our board of directors to effect a combination of our issued and outstanding common shares in a range of not less than 2 shares and not more than 25 shares into one share, provided that the board of directors determines to effect the Reverse Split and such amendment is filed with the Secretary of State of the State of Delaware.

        The board of directors reserves the right to elect to abandon the Reverse Split if it determines, in its sole discretion, that the Reverse Split is no longer in our best interests and in the best interests of our stockholders. Any fractional shares will be rounded up to the next whole number.

Background and Reasons for the Reverse Split; Potential Consequences of the Reverse Split

        The board of directors would effect a Reverse Split with the primary intent of increasing the market price of our common shares to make the it more attractive to a broader range of institutional and other investors. In addition to potentially increasing the market price of our common shares, the Reverse Split would also reduce certain costs, as discussed below. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Split is in our and our stockholders' best interests.

        The board of directors believes that an increased stock price may encourage investor interest and improve the marketability of our common shares to a broader range of investors, and thus enhance liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Additionally, because brokers' commissions on lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our common shares can result in an individual stockholder paying transaction costs that represent a higher percentage of total share value than would be the case if the share price of our common stock were substantially higher. This factor may also limit the willingness of institutions to purchase our common shares. The board of directors believes that the anticipated higher market price resulting from the Reverse Split could enable institutional investors and brokerage firms with such policies and practices to invest in our common shares.

        The Reverse Split is also a possible tool the board could use to ensure that the Company's common shares remain listed on the NASDAQ Capital Market. On March 18, 2014, the Company received a deficiency letter (the "NASDAQ Notice Letter") from The NASDAQ Stock Market LLC ("NASDAQ") indicating that, based on the Company's closing bid price for the 30 consecutive business days prior to March 14, 2014, the Company did not comply with the minimum bid price requirement of $1.00 per share, as set forth in NASDAQ Listing Rule 5550(a)(2). In accordance with NASDAQ Listing Rule 5810(c)(3)(A), the Company has a grace period until September 14, 2014 to regain compliance with the minimum closing price requirement for continued listing. In order to regain compliance, the minimum closing price per common share must be at least $1.00 for a minimum of ten consecutive business days during the grace period. In the event the Company does not regain compliance within the grace period, the Company may be afforded an additional grace period of 180 days, provided that it demonstrates that it meets all other applicable standards for initial listing on the NASDAQ Capital Market (except the bid price requirement) and provides written notice of its intention to cure the minimum bid price deficiency during the second grace period. If the Company fails to regain compliance after the second grace period, the Company's common shares will be subject to delisting by NASDAQ.

        Although we expect the Reverse Split will result in an increase in the market price of our common stock, the Reverse Split may not increase the market price of our common shares in proportion to the reduction in the number of our common shares outstanding or result in a permanent increase in the market price, which is dependent upon many factors, including our performance, prospects and other factors detailed from time to time in our reports filed with the SEC. The history of similar reverse stock splits for companies in like circumstances is varied. If the Reverse Split is effected and the market price of our common shares declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Split.

        In the event that the board of directors determines to effectuate the Reverse Split, it would increase our authorized but unissued common shares from approximately 196,205,479, for a one-for-two Reverse Split, to 245,696,438, for a one-for-twenty-five Reverse Split, based on our number of such common shares issued and outstanding as of March 31, 2014. However, the Company presently has no plans to issue any shares that would become available for issuance as a result of a Reverse Split of its common shares but reserves the right to develop and act upon any such plans should it determine to do so.

Procedure for Implementing the Reverse Split

        The Reverse Split will become effective upon the filing (the "Effective Time") of the Certificate Amendment, a form of which is annexed hereto as Annex B, with the Secretary of State of the State of Delaware. The exact timing of the filing of the Certificate Amendment that will effect the Reverse Split will be determined by the board of directors based on its evaluation as to when such action will be the most advantageous to us and our stockholders. In addition, our board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Split if, at any time prior to filing the Certificate Amendment, the board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Split.

Effect of the Reverse Split on Holders of Outstanding Common Stock

        The number of common shares each stockholder will receive in connection with the Reverse Split will depend on the number our board of directors chooses within the range approved by our stockholders. For instance, in the case of a one-for-four reverse split, each four common shares of common stock would be combined into one new share of common stock. Based on 107,242,194 common shares issued and outstanding as of April 16, 2014, immediately following the Reverse Split we would have approximately 26,810,548 common shares issued and outstanding (without giving effect to rounding for fractional shares) in the case of a one-for-four reverse split.

        The Reverse Split will affect all holders of our common shares uniformly and will not affect any stockholder's percentage ownership interest in us, except that as described below in "—Fractional Shares," record holders of common shares otherwise entitled to a fractional share as a result of the

Reverse Split will be rounded up to the next whole number. In addition, the Reverse Split will not affect any stockholder's proportionate voting power (subject to the treatment of fractional shares).

        The Reverse Split may result in some stockholders owning "odd lots" of less than 100 common shares. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in "round lots" of even multiples of 100 common shares.

        After the Effective Time, our common shares will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below. After the Reverse Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended. Our common shares will continue to be quoted on the NASDAQ Capital Market

Authorized Common Shares

        The Reverse Split will not change the number of authorized common shares under our restated certificate of incorporation. Because the number of issued and outstanding common shares will decrease, the number of common shares remaining available for issuance will increase. Under our restated certificate of incorporation, our authorized capital stock consists of 250,000,000 common shares and 25,000,000 shares of "blank check" preferred stock, par value $0.0001.

        By increasing the number of authorized but unissued common shares, the Reverse Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the board of directors. For example, it may be possible for the board of directors to delay or impede a takeover or transfer of control of our company by causing such additional authorized but unissued common shares to be issued to holders who might side with the board of directors in opposing a takeover bid that the board of directors determines is not in the best interests of our company or our stockholders. The Reverse Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the Reverse Split may limit the opportunity for our stockholders to dispose of their common shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Split may have the effect of permitting our current management, including the current board of directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business. However, the board of directors is not aware of any attempt to take control of our company and the board of directors has not approved the Reverse Split with the intent that it be utilized as a type of anti-takeover device.

Beneficial Holders of Common Shares

        Upon the implementation of the Reverse Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effectuate the Reverse Split for their beneficial holders holding our common shares in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Split. Stockholders who hold common shares with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

 Registered "Book-Entry" Holders of Common Shares

        Certain registered holders of our common shares may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of our common shares. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

        Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Split common stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

        Stockholders holding common shares in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing common shares (the "Old Certificates") to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Split common shares (the "New Certificates"). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of common shares that they are entitled as a result of the Reverse Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Split common shares to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

        STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY COMMON SHARE CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

        We do not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we will not issue certificates representing fractional shares. In lieu of issuing fractions of shares, we will round up to the next whole number.

Effect of the Reverse Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

        Proportionate adjustments will be made based on the ratio of the Reverse Split to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, common shares. This will result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of common shares being delivered upon such exercise, exchange or conversion, immediately following the Reverse Split as was the case immediately preceding the Reverse Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Split ratio, subject to our treatment of fractional shares.

Effect on Par Value

        The Certificate Amendment will not affect the par value of our common shares, which will remain $0.01 per share.

Accounting Matters

        As of the Effective Time, the stated capital attributable to common shares and the additional paid-in capital account on our balance sheet will not change due to the Reverse Split. Reported per share net income or loss will be higher because there will be fewer shares of our common shares outstanding.

Certain Federal Income Tax Consequences of the Reverse Split

        The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to holders of our common shares.

        Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common shares that is a citizen or individual resident of the United States or a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia (a "U.S. holder"). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder. This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common shares as part of a position in a "straddle" or as part of a "hedging," "conversion" or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common shares as "capital assets" (generally, property held for investment).

        If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common shares, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common shares, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.

        This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this information statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Split.

        We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Split. The state and local tax consequences of the Reverse Split may vary as to each stockholder, depending on the jurisdiction in which such stockholder resides. This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Split may not be the same for all stockholders.

        PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

        Tax Consequences to the Company.    We believe that the Reverse Split should constitute a recapitalization under Section 368(a)(1)(E) of the Code. Accordingly, we should not recognize gain or loss in connection with the Reverse Split.

        Tax Consequences to the Stockholders.    Stockholders should not recognize gain or loss for U.S. federal income tax purposes as a result of the Reverse Split. A stockholder's aggregate tax basis in the common shares received in the Reverse Split will be equal to the stockholder's aggregate tax basis in the common shares exchanged in the Reverse Split. In addition, a stockholder's holding period for the common shares it receives in the Reverse Split will include the stockholder's holding period for the common shares exchanged in the Reverse Split.

No Appraisal Rights

        Under Delaware law and our charter documents, holders of our common shares will not be entitled to dissenter's rights or appraisal rights with respect to the Reverse Split.

No Going Private Transaction

        Notwithstanding the decrease in the number of outstanding common shares following the Reverse Split, the board of directors does not intend for this transaction to be the first step in a series of plans or proposals of a "going private transaction" within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended.

Recommendation

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO ADOPT THE CERTIFICATE AMENDMENT AND AUTHORIZE THE REVERSE SPLIT.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected Ernst & Young LLP as independent registered public accountants of the Company to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2014 and the board of directors has determined that it would be desirable to request that the stockholders ratify such appointment. Ernst & Young LLP was our independent registered public accounting firm for our 2013 audit.

        The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, and other services. Pre-approval is detailed as to the specific service or category of service and is subject to a specific approval.

        Before selecting Ernst & Young LLP, the Audit Committee considered the firm's qualifications as independent registered public accountants and concluded that based on Ernst & Young LLP's prior performance and its reputation for integrity and competence, it was qualified. The Audit Committee also considered whether any non-audit services performed for the Company by Ernst & Young LLP would impair Ernst & Young LLP's independence and concluded that they did not. Even if the selection is ratified, the Audit Committee, in its sole discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

        A representative of Ernst & Young LLP will attend our annual meeting. The representative will have the opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.

        The aggregate fees for professional services rendered by our principal accountants, Ernst & Young LLP, for the years ended December 31, 2013 and 2012 were:

	Year Ended December 31,
	2013	2012
Audit Fees	$1,077,587	$899,915
Audit-Related Fees	$243,682	$130,650
Tax Fees	—	—
All Other Fees	—	—

Total	$1,321,269	$1,030,165

        In regard to executive compensation services, as required by the PCAOB, all services are approved in advance by the Audit Committee. All compensation consulting services are provided under the terms of a separate engagement letter that describes the approved services and the company's acceptance of its responsibilities. Under the terms of the engagement, Ernst & Young LLP does not perform management functions or make any management decisions. The company must designate an individual with suitable skill, knowledge and experience to oversee the consulting engagement, evaluate the adequacy and results of the services performed, accept responsibility for the results of the services and establish and maintain internal controls and monitor ongoing activities.

Vote Required for Approval

        Stockholder ratification is not required for making such appointment for the fiscal year ending December 31, 2014 because the Audit Committee has responsibility for the appointment of our independent registered public accountants. The appointment is being submitted for ratification with a view toward soliciting the opinion of stockholders, which opinion will be taken into consideration in future deliberations. No determination has been made as to what action the board of directors or the Audit Committee would take if stockholders do not approve the appointment.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the directors, executive officers and persons who own more than 10% of our common stock (collectively "Section 16 Persons") to file initial reports of ownership (Forms 3) and reports of changes in ownership of common stock (Forms 4 and Forms 5) with the SEC as well as provide copies of the reports to the Company. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations from each Section 16 Person, except as disclosed below, during the fiscal year ended December 31, 2013, all Section 16(a) filing requirements applicable to its Section 16 Persons were met.

        Ian H. Fay failed to timely file one Statement of Changes in Beneficial Ownership on Form 4. Mr. Fay filed the Form 4 on April 26, 2013.

        Todd A. Brooks failed to timely file one Statement of Changes in Beneficial Ownership on Form 4. Mr. Brooks filed the Form 4 on April 26, 2013.

        S. Scott Gaille failed to timely file one Statement of Changes in Beneficial Ownership on Form 4. Mr. Gaille filed the Form 4 on April 26, 2013.

        Travis H. Burris failed to timely file one Statement of Changes in Beneficial Ownership on Form 4. Mr. Burris filed the Form 4 on June 4, 2013.

        Paul F. Jansen failed to timely file one Statement of Changes in Beneficial Ownership on Form 4. Mr. Jansen filed the Form 4 on December 19, 2013.

Stockholder Proposals

        Each year the board of directors submits its nominations for election of directors at the annual meeting of stockholders. The board of directors will consider properly presented proposals of stockholders intended to be presented for action at the annual meeting of stockholders. Such proposals must comply with the applicable requirements of the SEC and our amended and restated bylaws. Under our amended and restated bylaws, a notice of intent of a stockholder to bring any matter before the annual meeting shall be made in writing and generally must be received at our principal executive offices not more than 180 days and not less than 120 days prior to the first anniversary of the preceding year's annual meeting. Every such notice by a stockholder shall set forth: (a) with respect to each matter, if any, that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (b) with respect to each person, if any, whom the stockholder proposes to nominate for election as a director, all information relating to such person (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director) that is required under the Securities Exchange Act of 1934, as amended; (c) the name and address, as they appear on the Company's records, of the stockholder proposing such business or nominating such persons (as the case may be), and the name and address of the beneficial owner, if any, on whose behalf the proposal or nomination is made, (d) the class and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal or nomination is made; and (e) any material interest or relationship that such stockholder of record and/or the beneficial owner, if any, on whose behalf the proposal or nomination is made may respectively have in such business or with such nominee. For more detailed instructions relating to any such notice, stockholders are encouraged to refer to Section 2.5 of our amended and restated bylaws, which are available at no charge from the Company or by reference to Exhibit 3.2 to our current report on Form 8-K filed with the SEC on February 22, 2012. Notice of intent to make a nomination shall be accompanied by the written consent of each nominee to serve as one of our directors, if elected. All stockholder proposals should be sent to our Secretary at 1301 McKinney Street, Suite 2800, Houston, Texas 77010.

        A stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and intended to be included in our proxy statement relating to the 2015 annual meeting of stockholders must be received no later than January 15, 2015. To be considered for presentation at the 2015 annual meeting of stockholders, although not included in the proxy statement for such meeting, a proposal must be received within the time period set forth in our bylaws as described above. In addition, the proxy solicited by the board for the 2015 annual meeting of stockholders will confer discretionary authority to vote on any such stockholder proposal presented at the 2015 annual meeting of stockholders unless we are provided with notice of such proposal no later than 90 days prior to the date of the 2015 annual meeting of stockholders.

Communications with Directors or the Board of Directors

        Stockholders wishing to communicate with the board of directors should send any communication to our Secretary at 1301 McKinney Street, Suite 2800, Houston, Texas 77010. Any such communication should state the number of shares of common stock beneficially owned by the stockholder making the communication. Communications received are distributed to the board or to any individual director or directors as appropriate, depending upon the directions and the facts and circumstances outlined in the communication. The board of directors has directed the Secretary to forward such communication to the full board of directors or to any individual director or directors to whom the communication is directed, excluding only any communication that does not relate to the business or affairs of the Company or the function or duties of the board of directors or any of its committees, or is a job inquiry or an advertisement or other commercial solicitation or communication.

Availability of Annual Report

        The Annual Report to Stockholders of the Company for the year ended December 31, 2013, including audited financial statements, is enclosed with this proxy statement but does not constitute a part of the proxy soliciting material. The Company will furnish a copy of its Annual Report for the year ended December 31, 2013, without exhibits, free of charge to each person who forwards a written request to our Secretary at 1301 McKinney Street, Suite 2800, Houston, Texas 77010.

Householding

        The SEC permits a single copy of the proxy statement to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

        As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one copy of the proxy statement unless any stockholder at that address has given the broker contrary instructions. However, if any such beneficial stockholder residing at such an address wishes to receive a separate copy of the proxy statement in the future, or if any such beneficial stockholder that elected to continue to receive separate copies of the proxy statement wishes to receive a single copy of the proxy statement in the future, that stockholder should contact their broker or send a request to the corporate secretary at our principal executive offices, 1301 McKinney Street, Suite 2800, Houston, Texas 77010, telephone number (713) 595-1900. We will deliver, promptly upon written or oral request to the corporate secretary, a separate copy of the proxy statement to a beneficial stockholder at a shared address to which a single copy of the proxy statement was delivered.

ANNEX A

FORM OF AMENDMENT TO ZAZA ENERGY CORPORATION LONG-TERM INCENTIVE PLAN

SECOND AMENDMENT TO

ZAZA ENERGY CORPORATION

2012 LONG-TERM INCENTIVE PLAN

        THIS SECOND AMENDMENT is hereby made to the Zaza Energy Corporation 2012 Long-Term Incentive Plan (the "Plan") by ZaZa Energy Corporation (the "Company").

W I T N E S S E T H

        WHEREAS, the Company has heretofore established and maintains the Plan; and

        WHEREAS, the Company retained the right in Section 1.7 of the Plan to amend the Plan from time to time; and

        WHEREAS, in order to assure that there are sufficient shares of common stock, par value $0.01 per share, of the Company available for future awards under the Plan, the Company desires to amend the Plan to add an additional 12,000,000 shares to the Plan to ensure that annually additional shares are made available for issuance under the Plan.

        NOW THEREFORE, subject to applicable approval of the shareholders of the Company, the Plan is amended as follows:

          1.     Effective as of the date approved by the shareholders of the Company, Section 1.3(a) of the Plan is amended and restated in its entirety to read as follows:

            (a)   Authorized Common Shares.    The maximum number of shares of Common Stock that may be issued under the Plan shall be 21,144,209 shares. Notwithstanding this limitation, on June 30 of each fiscal year of the Company, commencing on June 30, 2014, the aggregate number of shares of Common Stock that may be issued under the Plan shall be automatically increased by an additional amount equal to two percent of the then issued and outstanding shares of Common Stock. The maximum number of shares of Common Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options is 21,144,209 shares. Notwithstanding this Incentive Stock Option limitation, effective on June 30, 2013, in recognition of the annual increase in shares of Common Stock available under the Plan and the duration of the Plan, the maximum number of shares of Common Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options is 50,000,000 shares, subject to the maximum Plan share limit described above. The foregoing limitations on the number of shares of Common Stock that may be issued and that may be subject to Awards are subject to adjustment as provided in Section 1.3(c). The shares of Common Stock to be delivered under the Plan shall be fully paid and nonassessable and may be made available from authorized but unissued shares of Common Stock, treasury stock or shares of Common Stock acquired in the open market. No fractional shares shall be issued under the Plan. Payment for any fractional shares that would otherwise be issuable hereunder in the absence of the immediately preceding sentence shall be made in cash. Each share of Common Stock that is the subject of an Award, including each share underlying an Award that is measured by shares but that is intended to be settled in cash, shall be charged against the foregoing maximum share limitations at the time the Award is granted and may not again be made subject to Awards under the Plan pursuant to such limitations. Without limiting the generality of the foregoing, the number of shares of Common Stock remaining available for Award under the foregoing maximum share limitations, as reduced for charges in respect of Awards

A-1

    made from time to time, shall not be increased (nor shall prior charges be reversed) for, among other things, shares of Common Stock (i) not issued and that cease to be issuable for any reason, including but not limited to forfeiture, revocation, cancelation or amendment of an Award or the settlement of an Award, in whole or in part, by the payment of cash, (ii) tendered in payment of the Exercise Price of any Option, (iii) tendered to or withheld by the Company to satisfy tax withholding or other obligations, and/or (iv) repurchased by the Company, whether with Option proceeds or otherwise.

          2.     Effective as of the date approved by the shareholders of the Company, Section 1.3(b) of the Plan is amended and restated in its entirety to read as follows:

            (b)   Certain Limitations on Awards.    The maximum number of shares of Common Stock subject to Options and Stock Appreciation Rights (combined) awarded to any one Participant pursuant to this Plan in any calendar year shall not exceed 15,000,000 shares. The maximum number of shares of Common Stock which may be subject to Awards of Restricted Stock made to any one Participant pursuant to this Plan in any calendar year shall be 15,000,000 shares. The maximum amount of compensation which may be paid to any Participant in any calendar year pursuant to Awards of Restricted Stock Units shall not exceed $15,000,000. The maximum amount of compensation which may be paid to any Participant in any calendar year pursuant to Awards of Phantom Stock under this Plan shall not exceed the Fair Market Value (determined as of the date of vesting) of 15,000,000 shares of Common Stock. The maximum amount of compensation that may be paid to any Participant in any calendar year pursuant to Other Stock or Performance-Based Awards under this Plan, (i) if the compensation under the Other Stock or Performance-Based Awards is denominated under the Award Agreement only in terms of shares of Common Stock or a multiple of the FMV Per Share of Common Stock, shall not exceed the Fair Market Value (determined as of the date of vesting) of 15,000,000 shares of Common Stock; or (ii) in all other cases, shall not exceed $15,000,000. The maximum amount of compensation any Participant can be paid in any calendar year pursuant to Awards that are intended to comply with the requirements for Performance-Based Compensation (and are designated as such) shall not exceed $15,000,000. The foregoing limitations on the number of shares of Common Stock that may be issued and that may be subject to Awards are subject to adjustment as provided in Section 1.3(c).

        IN WITNESS WHEREOF, the Amendment is adopted and effective on the 15th day of May, 2014, the date approved by the shareholders of the Company.

ZAZA ENERGY CORPORATION
By:
Name:
Title:

A-2

ANNEX B

FORM OF CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION

CERTIFICATE OF AMENDMENT OF
RESTATED CERTIFICATE OF INCORPORATION OF
ZAZA ENERGY CORPORATION

        ZaZa Energy Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

        FIRST:    The name of the Corporation is ZaZa Energy Corporation.

        SECOND:    This Certificate of Amendment (this "Certificate of Amendment") amends the provisions of the Corporation's Restated Certificate of Incorporation filed with the Secretary of State on February 21, 2012 (the "Certificate of Incorporation") and any amendments thereto.

        THIRD:    The Article numbered FOURTH of the Certificate of Incorporation is hereby deleted and replaced in its entirety with the following:

          FOURTH:

          Section 1.    The total number of shares of all classes of stock which the Corporation shall have authority to issue is 275 million consisting of (1) 25 million shares of preferred stock, par value $0.01 per share ("Preferred Stock"), and (2) 250 million shares of common stock, par value $0.01 per share ("Common Stock").

          Section 2.    The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.

          All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

          Section 3.    Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held of record on all matters on which stockholders generally are entitled to vote. Subject to the provisions of law and the rights of the holders of any class or series of stock having a preference as to dividends over the Common Stock then outstanding, dividends may be paid on the Common Stock at such times and in such amounts as the Board of Directors shall determine. Upon the dissolution, liquidation or winding up of the Corporation, after any preferential amounts to be distributed to the holders of any class or series of stock having a preference over the Common Stock then outstanding have been distributed or set apart for payment, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them, respectively.

          Section 4.    Without regard to any other provision of this Certificate of Incorporation, each        shares of common stock issued and outstanding, immediately prior to the time this amendment becomes effective shall be and hereby are automatically reclassified and changed (without any further act) into one (1) fully-paid and nonassessable share of common stock, without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation, provided that in the event a stockholder would otherwise be entitled to a fraction of a share pursuant to the provisions of this Section 4, such stockholder shall receive one whole share of common stock in lieu of such fractional share and no fractional shares shall be issued.

B-1

          FOURTH:    This amendment was duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

          FIFTH:    This Certificate of Amendment shall be effective as of         p.m. Houston, Texas time on the date written below.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officer thereunto duly authorized this        th day of            .

ZAZA ENERGY CORPORATION
By: Name: Title:

B-2

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M., Eastern Time, on May 14, 2014. Have your proxy card in hand when you access the Web site and follow the instructions to obtain your records and to create an electronic voting instruction form. 1301 MCKINNEY STREET SUITE 2800 HOUSTON, TX 77010-3033 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M., Eastern Time, on May 14, 2014. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Using a blue or black ink pen, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M71950-P48708 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ZAZA ENERGY CORPORATION To vote FOR all of the Board of Directors’ recommendations, do not check any of the boxes, date and sign below and return the form in the postage paid envelope. The Board of Directors recommends a vote FOR all the nominees listed, and FOR Proposals 2, 3 and 4. For Withhold For Against Abstain 1. Nominees to serve a one year term: 2. Approve an amendment to the ZaZa Energy Corporation Long-Term Incentive Plan, including increasing the total authorized shares issuable under the Plan by 12 million shares. 1a. Todd A. Brooks 1b. Travis H. Burris 3. Grant discretionary authority to the board of directors to effect a reverse split of the common stock within a range of one-for-two to one-for-twenty-five. 1c. John E. Hearn, Jr. 1d. Gaston L. Kearby 4. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. 1e. A. Haag Sherman 1f. Herbert C. Williamson NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For address changes and/or comments, please check this box and write them on the back where indicated. Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If none of the boxes above are checked, your signature(s) below authorize(s) the proxies to vote “FOR” all Board of Directors’ recommendations. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. M71951-P48708 Annual Meeting of Stockholders Thursday, May 15, 2014, 11:00 a.m. Central Time Hilton Americas Hotel 1600 Lamar Street, Skyline Conference Room Houston, Texas 77010 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF ZAZA ENERGY CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS OF ZAZA ENERGY CORPORATION TO BE HELD ON MAY 15, 2014. The undersigned hereby appoints Todd A. Brooks, Ian H. Fay and Scott Gaille, and each of them, any one of whom may act without joinder of the other, with full power of substitution, resubstitution and ratification, attorneys and proxies of the undersigned to vote all shares of common stock of ZaZa Energy Corporation that the undersigned is entitled to vote at the annual meeting of stockholders to be held at the Hilton Americas Hotel, Skyline Conference Room, 1600 Lamar Street, Houston, Texas 77010, on May 15, 2014, at 11:00 a.m., local time, and at any adjournment or postponement thereof, in the manner stated herein as to the matters set forth in the Notice of Annual Meeting and Proxy Statement, and in their discretion on any other matter that may properly come before the meeting. You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations: THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NO CONTRARY SPECIFICATION IS MADE, THEN THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1, FOR THE APPROVAL OF AN AMENDMENT TO THE ZAZA ENERGY CORPORATION LONG-TERM INCENTIVE PLAN DESCRIBED IN PROPOSAL 2, FOR THE GRANT OF THE DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS TO EFFECT A REVERSE SPLIT OF THE COMMON STOCK DESCRIBED IN PROPOSAL 3 AND FOR THE RATIFICATION OF THE APPOINTMENT OF OUR SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND, IN THE DISCRETION OF THE PROXIES, WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF ZAZA’s ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2013, AND ITS NOTICE OF 2014 ANNUAL MEETING AND RELATED PROXY STATEMENT. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side Address Changes/Comments: